EXHIBIT 1


                              TXU EUROPE CAPITAL I

                                   ___,000,000

                   ___% Trust Originated Preferred Securities

                        Liquidation Amount $25 per TOPrS

             guaranteed to the extent described in the prospectus by
                               TXU Europe Limited

                             UNDERWRITING AGREEMENT

                                ___________, 2000

Merrill Lynch & Co.
Merrill Lynch, Pierce,  Fenner & Smith
                    Incorporated

-------------------

-------------------

as representatives of the several Underwriters named in Schedule II hereto (the "Representatives")

c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
World Financial Center
North Tower
New York, New York 10281

Ladies and Gentlemen:


          1.  Introduction. TXU Europe Limited, a private limited company
              ------------
incorporated under the laws of England and Wales (the "Company"), TXU Eastern Funding Company, a private unlimited company incorporated under the laws of England and Wales ("TXU Eastern Funding"), TXU Europe Funding I, L.P., a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act (the "Partnership"), and TXU Europe Capital I, a statutory business trust formed under the Delaware Business Trust Act (the "Trust," and hereinafter, together with the Company, TXU Eastern Funding and the Partnership, the "Offerors"), confirm their agreement with respect to the issue and sale by the Trust and the


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purchase by the underwriters named in Schedule II hereto (the "Underwriters"), acting severally and not jointly, for whom you are acting as Representatives, of the number of the Trust's ___% Trust Originated Preferred Securities, with the series designation and the terms and in the liquidation preference amount specified in Schedule I hereto (the "Initial TOPrS"), as set forth next to each Underwriter's name in such Schedule II.

     The Offerors also grant to the Underwriters an option to purchase additional TOPrS, as described in Section 4(c) hereof (the "Option TOPrS" and, together with the Initial TOPrS, the "TOPrS").

          2.  Description of TOPrS. Each of the TOPrS represents a preferred
              --------------------
undivided beneficial interest in the assets of the Trust. The TOPrS will be issued pursuant to an Amended and Restated Trust Agreement, to be dated as of ____________, 2000, among The Bank of New York, as Property Trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware Trustee (the "Delaware Trustee"), certain employees of TXU Business Services Company, as Administrative Trustees (the "Administrative Trustees"), the Company, as successor depositor, TXU Business Services Company, as initial depositor, _____________, a Delaware corporation (the "Control Party"), as holder of the Control Certificate (as defined therein) and the several Holders (as defined therein) in substantially the form heretofore delivered to you as the Representatives, said agreement being hereinafter referred to as the "Trust Agreement". The TOPrS will be guaranteed by the Company, as and to the extent set forth in the Prospectus (as defined below) and the Preferred Trust Securities Guarantee dated as of ______, 2000 between The Bank of New York, as trustee, and the Company (the "Trust Guarantee"). The Trust will use the proceeds from the sale of the TOPrS to purchase ___,000,000 ___% Preferred Partnership Securities representing all of the limited partnership interests in the Partnership (the "Preferred Partnership Securities").

          The Preferred Partnership Securities will be issued pursuant to an Amended and Restated Agreement of Limited Partnership, dated as of _________, 2000, among the Company, as general partner of the Partnership (in such capacity, the "General Partner"), the Trust, as initial limited partner, and such other persons who become limited partners thereof (the "Partnership Agreement"). The Preferred Partnership Securities will be guaranteed by the Company, as and to the extent set forth in the Prospectus and the Preferred Partnership Securities Guarantee dated as of ______, 2000 between The Bank of


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New York, as trustee, and the Company (the "Partnership Guarantee"). The
Partnership will use the proceeds from the sale of the Preferred Partnership Securities to the Trust, together with the capital contribution of the General Partner, to purchase beneficial interests in junior subordinated debentures of TXU Eastern Funding (the "TXU Eastern Funding Debentures"), beneficial interests in junior subordinated debentures of one or more other eligible subsidiaries (the "Eligible Subsidiaries") of the Company (the "Other Debentures" and together with the TXU Eastern Funding Debentures, the "Debentures") and certain other eligible debt securities.

          The TXU Eastern Funding Debentures will be issued pursuant to an Indenture among The Bank of New York, as trustee, the Company, as guarantor, and TXU Eastern Funding (the "TXU Eastern Funding Indenture"). The Other Debentures will be issued pursuant to one or more indentures among The Bank of New York, as trustee, the Company, as guarantor, and each Eligible Subsidiary issuing such Other Debentures (the "Other Indentures" and, together with the TXU Eastern Funding Indenture, the "Indentures"). The TXU Eastern Funding Debentures will be fully and unconditionally guaranteed on a subordinated basis by the Company, as set forth in the Prospectus and the TXU Eastern Funding Indenture (the "TXU Eastern Funding Debenture Guarantee") The Other Debentures will be fully and unconditionally guaranteed on a subordinated basis by the Company, as set forth in the Prospectus and the Other Indentures (the "Other Debenture Guarantees" and together with the TXU Funding Guarantee, the "Debenture Guarantees"). The Debenture Guarantees, together with the Trust Guarantee and the Partnership Guarantee, are referred to herein as the "Guarantees").

          The TOPrS and the Trust Guarantee, together with the Preferred Partnership Securities, the Partnership Guarantee, the TXU Eastern Funding Debentures and the Debenture Guarantees are referred to herein as the "Offered Securities".

          3.  Representations and Warranties of the Offerors and the Control
              --------------------------------------------------------------
Party. The Offerors and the Control Party, jointly and severally, represent and
-----
warrant to the several Underwriters that:


          (a) The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1, including a prospectus, on December 23, 1999 (Registration Nos. 333-93509, 333-93509-01, 333-93509-02 and 333-93509-03) for the registration under the


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     Securities Act of 1933, as amended (the "Securities Act") of the Offered
     Securities. Such registration statement was declared effective by the Commission on __________ and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Offerors, threatened by the Commission. Such registration statement, as amended at the time it (or the most recent post-effective amendment thereto) became effective (the "Effective Date"), including the financial statements, the exhibits thereto and the information deemed to be a part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the Securities Act, shall be referred to herein as the "Registration Statement", any preliminary prospectus relating to the TOPrS included in the Registration Statement prior to the Effective Date or filed with the Commission pursuant to paragraph (a) of Rule 424 (as defined herein) prior to the Effective Date or pursuant to paragraph (b) of Rule 424 after the Effective Date shall be referred to herein as the "Preliminary Prospectus" and the prospectus dated the date hereof containing the final terms of the Offered Securities filed with the Commission in accordance with Rule 430A and Rule 424 shall be referred to herein as the "Prospectus."

          (b) The Registration Statement, the Trust Agreement, the TXU Eastern Funding Indenture, the Trust Guarantee, the Partnership Guarantee and the Other Debenture Guarantees, at the Effective Date, and the Preliminary Prospectus, when delivered to the Underwriters for their use in marketing the TOPrS, complied, and the Prospectus, at the time it is filed pursuant to Rule 424 and at the Closing Date, as hereinafter defined, will comply as to form in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the applicable rules and regulations of the Commission thereunder; at the Effective Date, the Registration Statement did not, and at the Closing Date, the Registration Statement will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at the time that it was delivered to the Underwriters, the Preliminary Prospectus did not, and on the date it is filed with the Commission pursuant to Rule 424 of the rules and regulations of the Commission under the Securities Act ("Rule 424") and at the Closing Date, the Prospectus will not, contain an untrue statement of a material fact or


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     omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties in this Section 3(b) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to any of the Offerors by, or on behalf of, any Underwriter through the Representatives or Counsel for the Underwriters, expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus or to any statements in or omissions from the Statements of Eligibility and Qualification under the Trust Indenture Act, or amendments thereto, filed as exhibits to the Registration Statement.

          (c) The execution and delivery of this Agreement by each of the Offerors and the Control Party, and the consummation of the transactions contemplated herein and in the Prospectus by each of the Offerors, the Control Party and the Eligible Subsidiaries and the fulfillment of the terms hereof by each of the Offerors and the Control Party will not (i) result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, charter, by-laws or other organizational documents or any other agreement or instrument to which any of the Offerors or the Control Party is now a party and which default or breach is material to the respective Offeror or Control Party and the respective subsidiaries of each of them, taken as a whole or (ii) conflict with or result in a breach or violation of any statute, law, rule, regulation, judgment, order or decree applicable to any of the Offerors or the Control Party of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Offerors or the Control Party.

          (d) Each of the Offerors and the Control Party and each direct and indirect material subsidiary of the Company has been created, formed or incorporated, as the case may be, and is validly existing and, where applicable, in good standing under the laws of the jurisdiction of its creation, formation or incorporation, as the case may be, has the power and authority to own, lease and operate its properties, to conduct its business as currently conducted and as set forth in or contemplated by the Prospectus and to consummate the transactions contemplated herein and in


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     the Prospectus, and is qualified to transact business and is in good standing in each jurisdiction in which such qualification and good standing is required, whether by reason of the ownership or leasing of property or the conduct of business, except, with respect to each direct and indirect material subsidiary of the Company other than TXU Eastern Funding, the Trust, the Partnership and the Control Party, where the failure to so qualify or be in good standing would not have a material adverse effect on the business, property or financial condition of the Company and its subsidiaries, taken as a whole. The Trust has the trust power and authority to issue, and perform its obligations under, the TOPrS and the Control Certificate and purchase the Preferred Partnership Securities, as described in the Prospectus. The Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to United States generally accepted accounting principles. The Partnership has the partnership power and authority to issue, and perform its obligations under, the Preferred Partnership Securities and to lend the proceeds thereof to certain subsidiaries of the Company, as described in the Prospectus. The Partnership is not a party to or otherwise bound by any agreement other than those described in the Prospectus; and the Partnership is and will be treated as a consolidated subsidiary of the Company pursuant to United States generally accepted accounting principles.

          (e) None of the Company, TXU Eastern Funding, the Partnership or the Trust is, or after giving effect to the issuance and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (f) The Company and each of its material subsidiaries (i) is in compliance with any and all applicable foreign, national, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except


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     where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (g) The Company and each of its material subsidiaries has good title to all real property and other properties owned by it (other than properties which are not material to the financial condition or the conduct of the business of the Company and its subsidiaries, taken as a whole), in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as
     (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially adversely affect the value of such property and do not materially interfere with the use made and proposed to be made of such property; and all of the leases and subleases material to the business of the Company and its subsidiaries, taken as a whole, and under which the Company or any of its material subsidiaries holds properties described in the Prospectus are in full force and effect, and the Company has no notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any material subsidiary of the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any material subsidiary of the Company to the continued possession of the leased or subleased properties under any such lease or sublease.

          (h) The Company and each of its material subsidiaries has filed all national, state, local and foreign tax returns which have been required to be filed and has paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith, except where the failure to have made such filings or to have paid such taxes and assessments would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and there is no tax deficiency which has been asserted or, to the knowledge of the Company, threatened against the Company or any of its material subsidiaries which would be expected to have a material adverse


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     effect on, as the case may be, the Company and its subsidiaries, taken as a whole.

          (i) The Company, each of its material subsidiaries, the other Offerors and the Control Party own, possess or have obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations (collectively "Authorizations") from, all national, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as conducted as of the date hereof, except where the failure to own, possess or obtain such Authorizations or to have made such declarations and filings would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; to the knowledge of the Company, its material subsidiaries, the other Offerors and the Control Party, each Authorization is in full force and effect, except where the failure of such Authorization to be in full force and effect would not be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; none of the Company, its material subsidiaries, any of the other Offerors or the Control Party has received any actual notice of any proceeding relating to revocation or modification of any such Authorization, except as described in the Prospectus and except as would not, if the subject of an unfavorable decision, be reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (j) No stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Underwriters in the United Kingdom or any political subdivision or taxing authority thereof or therein on (i) the authorization, issue, delivery or performance of the Offered Securities, the Other Debentures or the Control Certificate or (ii) assuming all of the following transactions take place outside the United Kingdom, the purchase by the Underwriters of the TOPrS from the Trust, the resale and delivery by the Underwriters of the TOPrS, the execution, delivery and performance of this Agreement, the Indentures, the Deposit Agreement (as hereinafter defined), the Trust Agreement, the Partnership Agreement, the Trust Guarantee and the Partnership Guarantee or the consummation of the transactions contemplated by this Agreement or the Prospectus.


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          (k) No exchange control authorization or any other authorization, approval, consent or license of any governmental authority or agency of or in the United Kingdom is required for the payment by the Offerors of any amounts in United States dollars pursuant to the terms of the Offered Securities.

          (l) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Offerors or the Control Party of their respective obligations hereunder, in connection with the offering, issuance or sale of the Offered Securities or the Control Certificate or the consummation of the transactions contemplated by this Agreement or by the Prospectus except (i) such as have been obtained under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Trust Indenture Act or the applicable rules and regulations thereunder and (ii) such as may be required under United States securities or "blue sky" laws.

          (m) The Company, TXU Eastern Funding and the Control Party and their respective obligations under this Agreement, the Offered Securities, the Deposit Agreement, the Trust Agreement, the Partnership Agreement and the TXU Eastern Funding Indenture are subject to civil and commercial law and to suit and none of them nor any of their respective properties, assets or revenues has, in the United Kingdom or any political subdivision thereof or in the United States or any political subdivision thereof, any right of immunity from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such jurisdiction, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the issuance of the Offered Securities and the Control Certificate; and, to the extent that any of the Company, TXU Eastern Funding and the Control Party or any of their respective properties, assets or revenues may


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     have or may hereafter become entitled to any such right of immunity in any jurisdiction, each of the Company, TXU Eastern Funding and the Control Party has effectively waived such right and consented to such relief and enforcement pursuant to Section 13 of this Agreement; nothing in this
     Section 3(m) shall be deemed to waive any defense (other than any such immunity) available to any Offeror or the Control Party.

          (n) The Trust Agreement has been duly qualified under the Trust Indenture Act.

          (o) The TOPrS have been duly authorized by the Trust Agreement and, when issued and sold in accordance with the Trust Agreement and this Agreement, will be validly issued, fully paid and nonassessable preferred undivided beneficial interests in the assets of the Trust (subject to the limitations set forth in this paragraph below) and will be entitled to the benefits of the Trust Agreement; the issuance of the TOPrS is not subject to preemptive or other similar rights; and holders of TOPrS will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (provided, that, the holders of TOPrS may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and/or security in connection with, and pay taxes or governmental charges arising from, transfers or exchanges of TOPrS certificates and the issuance of replacement TOPrS certificates, and (ii) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement).

          (p) Each of the Administrative Trustees of the Trust is an employee of TXU Business Services Company; the Trust Agreement has been duly authorized by the Company and the Control Party and, at the Closing Date, will have been duly executed and delivered by the Company, the Control Party and the Administrative Trustees and, when executed and delivered by the Property Trustee and the Delaware Trustee, will be a legal, valid and binding obligation of the Company, the Control Party and each Administrative Trustee enforceable against the Company, the Control Party and such Administrative Trustee in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent transfer, receivership, moratorium and other laws affecting the rights and remedies


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     of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          (q) The Partnership Agreement has been duly authorized by the General Partner and, at the Closing Date, will have been duly executed and delivered by the General Partner and will be a legal, valid and binding obligation of the General Partner enforceable against the General Partner in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent transfer, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          (r) The Preferred Partnership Securities have been duly authorized by the Partnership Agreement and, when issued and sold in accordance with the Partnership Agreement, will be validly issued, will be fully paid and not subject to assessment for additional capital contributions and will be entitled to the benefits of the Partnership Agreement (subject to the limitations set forth in this paragraph below); the issuance of the Preferred Partnership Securities is not subject to preemptive or other similar rights; and assuming that the holders of Preferred Partnership Securities in their capacities as such do not participate in the control of the business of the Partnership, the holders of Preferred Partnership Securities, in their capacities as such, will have no liability in excess of their obligations to make payments provided for in the Partnership Agreement and their share of the Partnership's assets and undistributed profits (subject to the obligation of a holder of Preferred Partnership Securities to repay any funds distributed to it).

          (s) The TXU Eastern Funding Indenture has been, and at the Closing Date each of the Other Indentures will have been, duly authorized by TXU Eastern Funding and each of the Eligible Subsidiaries which is a party to an Other Indenture, respectively, and at the Closing Date each of the Indentures will have been duly executed and delivered, by the Company, as guarantor, and the applicable subsidiary of the Company and, when duly executed and delivered by the respective trustee thereof, will constitute a valid and binding agreement of the Company, as guarantor, and such


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     subsidiary enforceable against the Company, as guarantor, and such subsidiary in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

          (t) The TXU Eastern Funding Debentures have been, and at the Closing Date the Other Debentures will have been, duly authorized by TXU Eastern Funding and each of the Eligible Subsidiaries which is an issuer of Other Debentures, respectively, for issuance and sale to the Partnership and, at the Closing Date, the Debentures will have been duly executed by the applicable subsidiary of the Company and, when authenticated, issued and delivered in the manner provided in the applicable Indenture and delivered against payment of the purchase price therefor as contemplated by the Partnership Agreement, will constitute valid and legally binding obligations of such subsidiary enforceable against such subsidiary in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity, and the Debentures will be entitled to the benefits of the applicable Indenture. The TXU Eastern Funding Indenture and the Other Debenture Guarantees, included in the Other Indentures, have been duly qualified under the Trust Indenture Act.

          (u) Each of the Trust Guarantee and the Partnership Guarantee has been duly authorized and, at the Closing Date, will have been duly executed and delivered by the Company and, when duly executed and delivered by the trustee under the Trust Guarantee or the Partnership Guarantee, as the case may be, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity. Each of the Trust Guarantee and the Partnership Guarantee has been duly qualified under the Trust indenture Act.

          (v) This Agreement has been duly authorized, executed and delivered by each of the Offerors and the Control Party, each of which has the necessary


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     power and authority to execute and deliver and perform its obligations under this Agreement

          (w) The TXU Eastern Funding Indenture, the Partnership Agreement, the Trust Agreement, the TOPrS, the Preferred Partnership Securities, the Trust Guarantee, the Partnership Guarantee, the TXU Eastern Funding Debentures and the Debenture Guarantees will conform in all material respects to the respective statements relating thereto contained in the Prospectus.

          (x) At the Closing Date, the Control Certificate will be duly authorized by the Trust Agreement and will be duly and validly issued to the Control Party pursuant to the terms of the Trust Agreement.

          (y) Other than as set forth or contemplated in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened (i) to which the Company, any of its material subsidiaries, any of the other Offerors or the Control Party is a party or to which any property of the Company, any of its material subsidiaries, any of the other Offerors or the Control Party is the subject that is reasonably expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole or
     (ii) which, if determined adversely to any of the Company, any of its material subsidiaries, any of the other Offerors or the Control Party, could reasonably be expected to have a material adverse effect on the ability of the Company, any of the Offerors or the Control Party, as the case may be, to consummate the transactions contemplated by this Agreement and the Prospectus.

          The Offerors and the Control Party acknowledge that the Underwriters, and, for purposes of the opinions to be delivered to the Underwriters pursuant to Section 7(c) hereof, each counsel to any of the Offerors and the Control Party and counsel to the Underwriters, will rely upon the accuracy and truth of the foregoing representations. The Offerors and the Control Party hereby consent to such reliance.

          3A. Representations and Warranties of the Underwriters. Each of the
              --------------------------------------------------
Underwriters severally represents and warrants to and agrees with the Offerors and the Control Party that it has not offered or sold and will not offer or sell any of the TOPrS to persons in the United Kingdom.


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          4.  Purchase and Sale.
              -----------------

          (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Trust shall issue and sell to each of the Underwriters, and each Underwriter shall purchase from the Trust, at the time and place herein specified, severally and not jointly, the respective number of Initial TOPrS set forth opposite the name of such Underwriter in Schedule II attached hereto, at the purchase price set forth in Schedule I hereto.

          (b) The Company shall pay on the Closing Date to Merrill Lynch, Pierce, Fenner & Smith Incorporated, for the accounts of the several Underwriters, a commission equal to $_____ per Initial TOPrS.

          (c) In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Offerors hereby grant to the Underwriters the right to purchase, at their election, at the purchase price set forth in Schedule I hereto, an aggregate number Option TOPrS not exceeding 15% of the number of Initial TOPrS. The option hereby granted will expire automatically at the close of business on the 30th calendar day after the date hereof (the "Expiration Date"), and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial TOPrS upon written notice from the Representatives received by the Company or the Trust on or prior to the Expiration Date setting forth the number of Option TOPrS to be purchased and the time and date of delivery for such Option TOPrS. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives but shall not be later than seven full business days after the exercise of such option, nor in any event before the Closing Date (as hereinafter defined), unless otherwise agreed upon by the Representatives and the Company. Each Underwriter shall be permitted to purchase that number of Option TOPrS which bears the same relation to the total number of Option TOPrS as the number of Initial TOPrS purchased by such Underwriter bears to the total number of Initial TOPrS.

          (d) If settlement for the Option TOPrS occurs after the Closing Date, the Offerors will deliver to the Underwriters on the relevant Date of Delivery, pursuant to Section 7(j) hereof, and the obligations of the

     Underwriters to purchase the Option TOPrS shall be conditioned upon the receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered at the Closing Date.

          (e) The Company shall pay on the Date of Delivery to Merrill Lynch, Pierce, Fenner & Smith Incorporated for the accounts of the several Underwriters a commission equal to $_____ per Option TOPrS purchased.

          5. Time and Place of Closing. Delivery of the Initial TOPrS and, at the option of the Underwriters, any Option TOPrS (to the extent the option provided for in Section 4(c) hereof shall have been exercised on or before the last business day prior to the Closing Date) against payment of the aggregate purchase price therefor by wire transfer in federal funds shall be made at the office of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York 10019, at 10:00 A.M., New York Time, on _________ 2000, or at such other place, time and date as shall be agreed upon in writing by the Company and the Representatives, or established in accordance with the following paragraph. The hour and date of such delivery and payment are herein called the "Closing Date". The TOPrS shall be delivered to The Depository Trust Company or to The Bank of New York, as custodian for The Depository Trust Company, in fully registered global form registered in the name of Cede & Co. for the respective accounts of the Underwriters not later than the close of business on the business day preceding the Closing Date. The Trust agrees to make the TOPrS available to the Representatives for checking purposes not later than 10:00 A.M., New York Time, on the last business day preceding the Closing Date at the office of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York 10019 or at such other place as the Trust may specify. Pursuant to the terms of the Deposit Agreement among The Bank of New York, as Book-Entry Depositary, TXU Eastern Funding, and any Eligible Subsidiaries (the "Deposit Agreement"), certificates for the Debentures in bearer form will be held by The Bank of New York.

          In addition, if the Underwriters purchase any of the Option TOPrS other than on the Closing Date, payment of the aggregate purchase price and delivery of certificates for such Option TOPrS shall be made at the offices of Thelen Reid & Priest LLP set forth above, or at such other place as shall be agreed upon by the Company and the Representatives, on each Date of Delivery as specified in the relevant notice from you to the Company or the Trust.

          If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the number of Initial TOPrS that such Underwriter has agreed to purchase and pay for hereunder, the Company shall immediately give notice to the other Underwriters of the default of such Underwriter, and the other Underwriters shall have the right within 24 hours after the receipt of such notice to determine to purchase, or to procure one or more others, who are members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules) and satisfactory to the Company, to purchase, upon the terms herein set forth, the number of Initial TOPrS that the defaulting Underwriter had agreed to purchase. If any non-defaulting Underwriter or Underwriters shall determine to exercise such right, such Underwriter or Underwriters shall give written notice to the Company of the determination in that regard within 24 hours after receipt of notice of any such default, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. If in the event of such a default no non-defaulting Underwriter shall give such notice, then this Agreement may be terminated by the Company, upon like notice given to the non-defaulting Underwriters, within a further period of 24 hours. If in such case the Company shall not elect to terminate this Agreement it shall have the right, irrespective of such default:

          (a) to require each non-defaulting Underwriter to purchase and pay for the respective number of TOPrS that it had agreed to purchase hereunder as hereinabove provided and, in addition, the number of TOPrS that the defaulting Underwriter shall have so failed to purchase up to a number thereof equal to one-ninth (1/9) of the number of TOPrS that such non-defaulting Underwriter has otherwise agreed to purchase hereunder, and/or

          (b) to procure one or more persons, reasonably acceptable to the Representatives, who are members of the NASD (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules), to purchase, upon the terms herein set forth, either all or a part of the number of TOPrS that such defaulting Underwriter had agreed to purchase or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

In the event the Company shall exercise its rights under (a) and/or (b) above, the Company shall give written notice thereof to the non-defaulting Underwriters within such further period of 24 hours, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine.

          In the computation of any period of 24 hours referred to in this
Section 5, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday that would otherwise be included in such period of time.

          Any action taken by the Company under this Section 5 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. Termination by the Company under this Section 5 shall be without any liability on the part of the Company or any non-defaulting Underwriter, except as otherwise provided in Sections 6(g) and 9 hereof.

          6.  Covenants of the Company. The Company agrees that:
              ------------------------

          (a) It will promptly deliver to each of you a signed copy of the Registration Statement as originally filed or, to the extent a signed copy is not available, a conformed copy, certified by an officer of the Company to be in the form as originally filed, including all exhibits, and of all amendments thereto.

          (b) It will deliver to you, as soon as practicable after the date hereof, as many copies of the Prospectus or any supplement or amendment thereto as of such date as you may reasonably request.

          (c) It will cause the Prospectus to be filed with the Commission pursuant to Rule 424 as soon as practicable after the date hereof and advise you of (i) the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which any of the Offerors shall have received notice and (ii) any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information relating thereto. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (d) If, during such period of time (not exceeding nine months) after the Prospectus has been filed with the Commission pursuant to Rule 424 as in the opinion of Counsel for the Underwriters a prospectus covering the TOPrS is required by law to be delivered in connection with sales of TOPrS by an Underwriter or dealer, any event relating to or affecting any of the Offerors or the Control Party, as to which the Company shall give you and Counsel for the Underwriters prompt notice after the Company becomes aware of such event, or of which the Company shall be advised in writing by you shall occur that in the Company's reasonable opinion after consultation with Counsel for the Underwriters should be set forth in a supplement to, or an amendment of, the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, the Company will, at its expense, amend or supplement the Prospectus by either (i) preparing and furnishing to you at the Company's expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to Section 13 of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing and furnishing any such amendment or supplement. In case any Underwriter is required to deliver a prospectus after the expiration of nine months from the date the Prospectus is filed with the Commission pursuant to Rule 424, the Company, upon such Underwriter's request, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemental prospectus or supplements to the Prospectus complying with Section 10(a) of the Securities Act. The Company will not file any amendment to the Registration Statement or amendment or supplement to the Prospectus on or after the date of this Agreement and prior to the expiration of the period specified in the first sentence of this Section 6(d), without prior notice to the Underwriters, or to which Counsel for the Underwriters shall reasonably object in writing.

          (e) It will make generally available to its security holders and the holders of the TOPrS, as soon as practicable, an earning statement of the Company (which need not be audited) covering a period of at least twelve months beginning not earlier than the first day of the month next succeeding the month in which occurred the effective date of the Registration Statement as defined in Rule 158 of the rules and regulations of the Commission under the Securities Act.

          (f) It will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Offered Securities for offer and sale under the blue-sky laws of such jurisdictions as you may designate, provided that the none of the Offerors shall be required to qualify to do business in any jurisdiction, to qualify as a dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Offerors to be unduly burdensome.

          (g) It will, except as herein provided, pay all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement, (ii) the issuance and delivery of the TOPrS as provided in Section 5 hereof and the issuance and delivery of the other Offered Securities, the Other Debentures and the Control Certificate in connection therewith, (iii) the qualification of the Offered Securities under blue-sky laws (including counsel fees not to exceed $7,500), (iv) the printing and delivery to the Underwriters of reasonable quantities of the Registration Statement and, except as provided in Section 6(d) hereof, of the Preliminary Prospectus, the Prospectus and of any supplements or amendments thereto, (v) the rating of the TOPrS by securities rating organizations selected by the Company, (vi) the listing of the Debentures on the Luxembourg Stock Exchange and (vii) the listing of the TOPrS (and the related Trust Guarantee) on the New York Stock Exchange. The Company shall not, however, be required to pay any amount for any expenses of yours or any of the Underwriters, except that, if this Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 10 hereof, the Company will reimburse you for the fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event, and will reimburse the Underwriters for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding $5,000, incurred in contemplation of the performance of this Agreement. The Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

          (h) During the period from the date of this Agreement to the Closing Date, none of the Offerors will, without the prior written consent of the Representatives, directly or indirectly, publicly issue, sell, offer or contract to sell, in the market in which the TOPrS are being offered and sold, any securities of the Offerors or any of their subsidiaries that are of the same class as any of the Offered Securities.

          (i) It will use, or cause to be used, reasonable best efforts to (i) list, subject to notice of issuance, the TOPrS (and the related Trust Guarantee) on the New York Stock Exchange, subject to the Underwriters making the required distribution of the TOPrS, and to register the TOPrS (and the related Trust Guarantee) under the Exchange Act, (ii) if the TOPrS are exchanged for Preferred Partnership Securities, list, subject to notice of issuance, the Preferred Partnership Securities on any exchange on which the TOPrS are then listed and to register the Preferred Partnership Securities under the Exchange Act and (iv) list the Debentures on the Luxembourg Stock Exchange.

          7.  Conditions of Underwriters' Obligations. The several obligations
              ---------------------------------------
of the Underwriters to purchase and pay for the Initial TOPrS and any Option TOPrS to be issued on the Closing Date shall be subject to the accuracy of the representations and warranties made herein on the part of each of the Offerors and the Control Party at the date hereof and on the Closing Date, to the performance by each of the Offerors of its obligations to be performed hereunder prior to the Closing Date, and to the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York Time, on the second business day after the date of this Agreement, or such other time and date as may be approved by you.

          (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date; and you shall have received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that (A) no such stop order is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission and (B) the representations and warranties of the Offerors and the Control Party in
     Section 3 hereof are true and correct with the same force and effect as if made on the Closing Date.

          (c) On the Closing Date, you shall have received from E.J. Lean, Esq., General Counsel for the Company, TXU Eastern Funding, and the material subsidiaries of the Company (including the Eligible Subsidiaries), Norton Rose, English tax counsel for the Offerors, Richards, Layton & Finger, P.A., special Delaware counsel for the Company, the Partnership and the Trust, Worsham, Forsythe & Wooldridge, L.L.P., United States counsel for the Offerors, Thelen Reid & Priest LLP, special United States counsel for the Offerors, Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, and Freshfields, English tax counsel for the Underwriters, opinions in substantially the form and substance prescribed in Schedules III, IV, V, VI, VII, VIII and IX hereto (i) with such changes therein as may be agreed upon by the Company and you, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus relating to the TOPrS shall be supplemented or amended after the Prospectus shall have been filed with the Commission pursuant to Rule 424, with any changes therein necessary to reflect such supplement or amendment.

          (d) On and as of each of the date hereof and the Closing Date, you shall have received from Deloitte & Touche LLP, independent auditors, a letter in form and substance reasonably satisfactory to Counsel to the Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the

     Prospectus; provided that each such letter shall use a "cut-off date" not earlier than three days proceeding the date of delivery of each such letter.

          (e) Since the most recent dates as of which information is given in the Registration Statement or the Prospectus there shall not have been any material adverse change in the business, property or financial condition of the Trust, the Partnership, TXU Eastern Funding or the Company and its subsidiaries, considered as a whole, whether or not in the ordinary course of business, and, since such dates, there shall not have been any material transaction entered into by the Trust, the Partnership, TXU Eastern Funding or the Company, other than transactions in the ordinary course of business and transactions contemplated by the Registration Statement or the Prospectus, and at the Closing Date the Representatives shall have received a certificate to such effect dated the Closing Date and signed by an officer of the Company.

          (f) All legal proceedings to be taken in connection with the issuance and sale of the Offered Securities, the Other Debentures and the Control Certificate as described in the Prospectus shall have been satisfactory in form and substance to Counsel for the Underwriters.

          (g) At the Closing Date, (i) the TOPrS shall be rated at least _____________ by Moody's Investor Services ("Moody's"), and __________ by Standard & Poor's Corporation ("S&P"), respectively, and the Company shall have delivered to the Representatives a letter from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the TOPrS have such ratings, and (ii) neither Moody's nor S&P shall have downgraded the ratings assigned to, or publicly announced that it has under surveillance or review, with possible negative implications, its rating of, the TOPrS, any other securities of the Company or a special purpose entity or special purpose subsidiary of the Company which are of the same class as the TOPrS or the financial condition of the Company.

          (h) At the Closing Date (i) the TOPrS (and the related Trust Guarantee) shall have been approved for listing on the New York Stock Exchange, (ii) a registration statement on Form 8-A shall have been filed relating to the TOPrS (and the related Trust Guarantee) with the Commission under the Exchange Act and (iii) the Debentures shall have been approved for listing on the Luxembourg Stock Exchange.

          (i) At the Closing Date the Representatives shall have received a certificate of an officer of each Eligible Subsidiary issuing Debentures, in substantially the form and substance prescribed in Schedule X hereto.

          (j) In the event that the Underwriters exercise the option provided in
     Section 4(c) hereof to purchase all or any portion of the Option TOPrS, the representations and warranties of the Offerors contained herein and the statements in any certificates furnished by the Offerors hereunder shall be true and correct as of, and as if made on, each Date of Delivery, and at the relevant Date of Delivery, the Representatives shall have received:

               (i) A certificate, dated such Date of Delivery, of an officer of the Company confirming that the certificates delivered at the Closing Date pursuant to Sections 7(b) and 7(e) hereof are true and correct as of, and as if made on, such Date of Delivery.

               (ii) A certificate, dated such Date of Delivery, of an officer of each Eligible Subsidiary issuing Debentures confirming that the certificate delivered at the Closing Date pursuant to
                    Section 7(i) hereof is true and correct as of, and as if made on, such Date of Delivery.

               (iii) The favorable opinions of E. J. Lean Esq., Norton Rose,
                    Richards, Layton & Finger, P.A., Worsham, Forsythe & Wooldridge, L.L.P. and Thelen Reid & Priest LLP, each in form and substance satisfactory to Counsel for the Underwriters, and of Winthrop, Stimson, Putnam & Roberts and Freshfields, each dated such Date of Delivery, each relating to the relevant Option TOPrS and otherwise to the same effect as the opinions required by Section 7(c) hereof.

               (iv) A letter from Deloitte & Touche LLP, in form and substance satisfactory to Counsel to the Underwriters and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to you at the Closing Date pursuant to Section 7(d) hereof, except that the "specified date" in the letters furnished pursuant to this Section shall be a date not more than five days prior to such Date of Delivery.

               (v) A letter from each of Moody's and S&P, or other evidence satisfactory to the Representatives, confirming that the TOPrS are rated at least ____ and ___ by Moody's and S&P, respectively.

In addition, at such Date of Delivery, neither Moody's nor S&P shall have downgraded the ratings assigned to, or publicly announced that it has under surveillance or review, with possible negative implications, its rating of the TOPrS, any other securities of the Company or a special purpose entity or special purpose subsidiary of the Company which are of the same class as the TOPrS or the financial condition of the Company.

          In case any of the conditions specified above in this Section 7 shall not have been fulfilled as of the Closing Date, this Agreement or, in the case of any condition to the purchase of the Option TOPrS on a Date of Delivery which is after the Closing Date, any condition shall not have been fulfilled as of the Date of Delivery, the obligations of the Underwriters to purchase the relevant Option TOPrS, may be terminated by the Representatives upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          8.  Conditions of Offerors' Obligations. The obligation of the
              -----------------------------------
Offerors to deliver the TOPrS shall be subject to the following conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York Time, on the second business day after the date of this Agreement or such other time and date as may be approved by the Company.

          (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at the Closing Date and no proceedings for that purpose shall be pending before, or threatened by, the Commission at the Closing Date.

          (c) A Trust Tax Event, a Trust Investment Company Event, a Partnership Tax Event or a Partnership Investment Company Event, each as defined below, shall not have occurred and be continuing at the Closing Date.

          In case these conditions shall not have been fulfilled as of the Closing Date, this Agreement may be terminated by the Company upon notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          "Trust Tax Event" means that the Company (A) shall have requested and received and shall have delivered to the Representatives an opinion of nationally recognized independent tax counsel in the United States or the United Kingdom, as the case may be, experienced in such matters to the effect that there has been a Tax Action (as defined below) which relates to any of the events described in clauses (i) through (iii) below, and that as a result of the occurrence of such Tax Action there is more than an insubstantial risk that (i) the Trust is, or will be, subject to United States federal income tax or United Kingdom corporation tax or income tax with respect to income accrued or received on the Preferred Partnership Securities, (ii) the Trust is, or will be, subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable by TXU Eastern Funding with respect to the TXU Eastern Funding Debentures or by the Eligible Subsidiaries with respect to the Other Debentures is not, or will not be, fully deductible by TXU Eastern Funding or the Eligible Subsidiaries, as the case may be, for United States federal income tax or United Kingdom taxation purposes or (B) has certified to the Representatives that, as a result of a Tax Action, Additional Amounts (as defined in the most recent forms of Indentures, the Trust Guarantee and the Partnership Guarantee filed as exhibits to the Registration Statement), are, or will be, payable with respect to any payments made in respect of the Debentures or the Guarantees, and has further certified to the Representative that it, TXU Eastern Funding or the Eligible Subsidiaries cannot avoid the requirement to pay such Additional Amounts by using its reasonable efforts.

          "Tax Action" means (a) an amendment to, change in or announced proposed change in the laws (or any regulations thereunder) of the United States, the United Kingdom or any political subdivision or taxing authority thereof or therein, (b) a judicial decision interpreting, applying or clarifying such laws or regulations, (c) an administrative pronouncement or action that represents an official position including a clarification of an official position of the governmental authority or regulatory body making such administrative pronouncement or taking such action, or (d) a threatened challenge asserted in connection with an audit of the Company or any of its affiliates, the Partnership or the Trust, or a threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to the Offered Securities or the Other Debentures, which amendment or change is adopted, or which proposed decision, pronouncement or change is announced, or which action, clarification or challenge occurs on or after the date hereof.

          "Trust Investment Company Event" means that the Company shall have requested and received and shall have delivered to the Representatives an opinion of nationally recognized independent legal counsel in the United States experienced in such matters to the effect that as a result of the occurrence on or after the date hereof of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or will be considered an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended.

          "Partnership Tax Event" means that the Company: (A) shall have requested and received and shall have delivered to the Representatives an opinion of nationally recognized independent tax counsel in the United States or the United Kingdom, as the case may be, experienced in such matters to the effect that there has been a Tax Action which relates to any of the events described in clauses (i) through (iii) below, and that, as a result of the occurrence of such Tax Action, there is more than an insubstantial risk that (i) the Partnership is, or will be, subject to United States federal income tax or United Kingdom corporation tax or income tax with respect to income accrued or received on the Debentures or the eligible debt securities, (ii) the Partnership is, or will be, subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable by TXU Eastern Funding with respect to the TXU Eastern Funding Debentures or by the Eligible Subsidiaries with respect to the Other Debentures is not, or will not be, fully deductible by TXU Eastern Funding or the Eligible Subsidiaries, as the case may be, for United States federal income tax or United Kingdom taxation purposes; or
(B) has certified to the Representatives that, as a result of a Tax Action, Additional Amounts (as defined in the most recent forms of Indentures, the Trust Guarantee and the Partnership Guarantee filed as exhibits to the Registration Statement) are, or will be, payable with respect to any payments made in respect of the Debentures or the Guarantees, and has further certified to the Representatives that the Company cannot avoid the requirement to pay such Additional Amounts by using its reasonable efforts.

          "Partnership Investment Company Event" means that the Company shall have requested and received and shall have delivered to the Representatives an opinion of nationally recognized independent legal counsel in the United States experienced in such matters to the effect that as a result of the occurrence on or after the date hereof of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Partnership is or will be considered an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended.

          9.  Indemnification.
              ---------------

          (a) The Offerors shall jointly and severally indemnify, defend and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) when and as incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, or any amendment or supplement to any thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to any of the Offerors by or on behalf of any Underwriter, through the Representatives or Counsel for the Underwriters, expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus, or any amendment or supplement to any thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement that shall constitute the Statements of Eligibility and Qualification under the Trust Indenture Act of any trustee with respect to any indenture qualified pursuant to the Registration Statement; and provided further, that the indemnity agreement contained in this Section 9 shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the TOPrS to any person if a copy of the Prospectus, as the same shall be amended or supplemented, shall not have been given or sent to such person by or on behalf of such Underwriter with or prior to the written confirmation of the sale involved unless the alleged omission or alleged untrue statement was not corrected in the Prospectus as amended or supplemented at the time of such written confirmation or the Prospectus, as amended or supplemented, was not timely delivered to the Underwriters by the Offerors at the time of the written confirmation of the sale involved. The indemnity agreement of the Offerors and the Control Party contained in this Section 9 and the representations and warranties of the Offerors contained in Section 3 hereof shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the TOPrS.

          (b) Each Underwriter shall indemnify, defend and hold harmless each of the Offerors, its officers and directors, and each person who controls any such Offeror within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) when and as incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement to either thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Offerors by or on behalf of such Underwriter, through the Representatives or Counsel for the Underwriters, for use in connection with the preparation of the Registration Statement, the Preliminary Prospectus or the Prospectus, or any amendment or supplement to either thereof. Each Underwriter hereby furnishes to the Offerors in writing expressly for use in the Prospectus (i) the statements in the last sentence on the cover page of the Prospectus relating to delivery of the TOPrS, (ii) the statements in the Prospectus relating to market-making for the TOPrS on page [18] in the third sentence of the paragraph entitled "There has been no prior market for the TOPrS", and (iii) in the "Underwriting" section of the Prospectus, the list of underwriters and the number of TOPrS to be purchased by each of them, statements in the first paragraph of "Commissions and Discounts", statements in the second and third sentence of the first paragraph and the second sentence of the second paragraph of "Listing", and statements relating to stabilization, over allotment, and penalty bids in the first and second paragraphs of "Price Stabilization, Short Positions and Penalty Bids." The indemnity agreement of the respective Underwriters contained in this Section 9 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of any Offeror, its directors, officers, partners or trustees, any such Underwriter, or any such controlling person, and shall survive the delivery of the TOPrS.

          (c) Each of the Offerors and the several Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the failure so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability hereunder to the extent it is not materially prejudiced as a result of such failure to notify and in any event shall not relieve it from any liability that it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action (including impleaded parties) include both the indemnified party and the indemnifying party and counsel for the indemnified party shall have reasonably concluded that there may be a conflict of interest involved in the representation by a single counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, whose fees and expenses shall be paid by such indemnifying party (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) representing the indemnified parties who are parties to such action). Each of the Offerors and the several Underwriters agree that without the other parties' prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim in respect of which indemnification may be sought under the indemnification provision of this Agreement, unless such settlement, compromise or consent (i) includes an unconditional release of such other party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other party.

          (d) If the indemnification provided for in subparagraph (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subparagraph (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect (i) the relative fault of each indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions that have resulted in such losses, claims, damages, liabilities and expenses, (ii) the relative benefits received by the Offerors on the one hand and the Underwriters on the other hand from the offering of the TOPrS pursuant to this Agreement, and (iii) any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Offerors and each of the several Underwriters agree that it would not be just and equitable if contributions pursuant to this subparagraph (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute in excess of the amount equal to the excess of (i) the total price at which the TOPrS underwritten by it were offered to the public, over (ii) the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Underwriter to contribute pursuant to this Section 9 are several and not joint and shall be in proportion to the number of TOPrS set forth opposite its name in Schedule II hereto.

          10. Termination. This Agreement may be terminated, with respect to the
              -----------
Initial TOPrS, at any time at or prior to the Closing Date, and, with respect to the Option TOPrS, at any time at or prior to the Date of Delivery, by the Representatives by written notice to the Company if after the date hereof and at or prior to the Closing Date or the Delivery Date, as the case may be, (a) there shall have occurred any general suspension of trading in securities on The New York Stock Exchange, Inc. ("NYSE"), the American Stock Exchange, Inc. ("AMEX"), the NASDAQ Stock Market, Inc. ("NASDAQ") or the London Stock Exchange ("LSE")or there shall have been established by the NYSE, AMEX, NASDAQ or LSE or by the Commission or by any government or governmental agency in the United States or the United Kingdom or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, or a general banking moratorium declared by New York, United States or United Kingdom authorities (b) there shall have occurred any suspension of trading on the NYSE, the AMEX, the NASDAQ or the LSE in any of the securities of the Company, TXU Eastern Funding or any special purpose subsidiary of the Company, or (c) there shall have occurred any (i) new material outbreak of hostilities or (ii) new material other national or international calamity or crisis, including, but not limited to, an escalation of hostilities that existed prior to the date of this Agreement or (iii) material adverse change in the financial markets in the United States or the United Kingdom, and the effect of any such event specified in subparagraph (a), (b) or (c) above on the financial markets of the United States or the United Kingdom shall be such as to make it impracticable, in the reasonable judgment of the Representatives, for the Underwriters to enforce contracts for the sale of the Initial TOPrS or the Option TOPrS, as the case may be. This Agreement may also be terminated with respect to the Initial TOPrS, at any time at or prior to the Closing Date and, with respect to the Option TOPrS, at any time at or prior to the Date of Delivery, by the Representatives if, in their reasonable judgment, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus (other than an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) prepared and issued by any Offeror after the effectiveness of this Agreement shall have disclosed a material adverse change in the business, property or financial condition of the Trust, the Partnership, TXU Eastern Funding or the Company and its subsidiaries, considered as a whole, whether or not in the ordinary course of business, that has materially impaired the marketability of the Initial TOPrS or the Option TOPrS, as the case may be. Any termination hereof pursuant to this Section 10 shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          11. Miscellaneous. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT
              -------------
SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement shall inure to the benefit of the Offerors, the several Underwriters and, with respect to the provisions of Section 9 hereof, each director, officer and controlling person referred to in said Section 9, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Agreement. The term "successor" as used herein shall not include any purchaser, as such purchaser, of any of the TOPrS from any of the several Underwriters.

          12. Consent to Jurisdiction; Appointment of Agent to Accept Service of
              ------------------------------------------------------------------
Process. Each of the Offerors irrevocably submits to the non-exclusive
-------
jurisdiction of any federal or state court in the City, County and State of New York, United States of America, in any legal suit, action or proceeding based on or arising under this agreement and agrees that all claims in respect of such suit or proceeding may be determined in any such court. Each of the Offerors irrevocably waives the defense of an inconvenient forum or objections to personal jurisdiction with respect to the maintenance of such legal suit, action or proceeding. To the extent permitted by law, each of the Offerors hereby waives any objection to the enforcement by any competent court in the United Kingdom of, and to the relitigation before any competent court in the United Kingdom in connection with, any judgment validly obtained in any such court in New York on the basis of any such legal suit, action or proceeding. Each of the Offerors have appointed Thelen Reid & Priest LLP (the "Process Agent") as its authorized agent upon whom process may be served in any such legal suit, action or proceeding. Such appointment shall be irrevocable. The Process Agent has agreed to act as said agent for service of process and each of the Offerors agrees to take any and all action including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Each of the Offerors further agrees that service of process upon the Process Agent and written notice of said service to each of the Offerors shall be deemed in every respect effective service of process upon each of the Offerors in any such legal suit, action or proceeding. Nothing herein shall affect the right of any Underwriter or any person controlling any Underwriter to serve process in any other manner permitted by law. The provisions of this Section 12 shall remain operative and in full force and effect regardless of any termination of this Agreement, in whole or in part.

          13. Waiver of Immunities. To the extent that the Company, TXU Eastern
              --------------------
Funding, the Control Party or any of the Eligible Subsidiaries or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any thereof, from set-off or counterclaim, from the jurisdiction of any court, from service or process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Offered Securities, Trust Agreement, the Deposit Agreement, the Partnership Agreement, any Indenture or this Agreement, each of them hereby irrevocably and unconditionally waives and agrees not to plead or claim, any such immunity and consents to such relief and enforcement. Nothing in this Section 13 shall be deemed to waive any defense (other than any such immunity) available to the Company, TXU Eastern Funding, the Control Party or any of the Eligible Subsidiaries. The provisions of this Section 13 shall remain operative and in full force and effect regardless of any termination of this Agreement, in whole or in part.

          14. Foreign Taxes. (a) All payments by any party to the Underwriters
              -------------
hereunder shall be made free and clear of, and without withholding or deduction for or on account of, any present or future income, stamp, or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction in which such party is managed or has a place of business or in which any such party has a branch or office from which payment is made or deemed to be made (each, a "Taxing Jurisdiction"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction ("Foreign Taxes"), such party shall pay to the Underwriters such additional amount as shall be necessary in order that the amount received by such Underwriters after withholding or deduction shall equal the amount that would otherwise have been due to such Underwriter in the absence of such withholding or deduction, except that no such amounts shall be payable under this Section 14 for:

               (i) any such tax imposed by reason of any Underwriter having some connection with the relevant Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, such Taxing Jurisdiction) other than its participation as an Underwriter hereunder; and

               (ii) any income or franchise tax on the overall net income of any
                    Underwriter imposed by the United States or by the State of New York or any political subdivision of the United States or of the State of New York.

          (b) In the event any Underwriter obtains any actual payment of refund, credit, allowance, remission or other deduction of, against or from income or taxable income otherwise determined or taxes otherwise payable to which it may be entitled from the relevant Taxing Jurisdiction in respect of any Foreign Taxes paid on the Underwriter's behalf or for which the Underwriter has received reimbursement, the Underwriter shall, to the extent it can do so without prejudice to the retention of the amount so realized (after taking into account any net additional taxes paid in connection with the realization thereof), notify the payor and pay to the payor (to the extent that the same shall not already have been taken into account in computing any amount previously paid by the payor or the amount of any reimbursement previously received by the Underwriter) promptly after the realization thereof an amount which is equal to the net amount thereof (or, in the event of a deduction from taxable income, the tax benefit generated thereby, if less than such deduction) plus any additional tax savings resulting from the payment pursuant to this sentence, provided that the aggregate of all such payments shall not exceed the aggregate of all amounts paid by the payor in respect of such Foreign Taxes.

          The provisions of this Section 14 shall remain operative and in full force and effect regardless of any termination of this Agreement, in whole or in part.

          15. Obligation Currency. The obligation of the parties to make
              -------------------
payments hereunder is in U.S. dollars (the "Obligation Currency") and such obligation shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in any currency other than the Obligation Currency or any other realization in such other currency, whether as proceeds of set-off, security, guarantee, distributions, or otherwise, except to the extent to which such tender, recovery or realization shall result in the receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder. The party liable to make such payment agrees to indemnify the party which is to receive such payment for the amount (if any) by which such receipt shall fall short of the full amount of the Obligation Currency expressed to be payable hereunder and the party which is to receive such payment agrees to pay to the party liable to make such payment the amount (if any) by which such receipt shall exceed the full amount of the Obligation Currency, and, in each case, such obligation shall not be affected by judgment being obtained for any other sums due under this Agreement. The parties agree that the rate of exchange which shall be used to determine if such tender, recovery or realization shall result in the receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder shall be the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York for the business day preceding that on which the judgment becomes a final judgment.

          16. Notices. All communications hereunder shall be in writing, and, if
              -------
to the Underwriters, shall be mailed or delivered to you at the address set forth above, or, if to any of the Offerors or the Control Party, shall be mailed or delivered to it, to each of the following addresses: c/o TXU Europe Limited, Crown House, 51 Aldwych, London WC2B4AX, Attention: Treasurer; and c/o TXU Corp, Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201, Attention:
Treasurer.

          17. Counterparts. This Agreement may be executed in several
              ------------
counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

          If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Offerors, the Control Party and the several Underwriters in accordance with its terms.

                                                Very truly yours,

                                                TXU EUROPE LIMITED


                                                By___________________________
                                                  (Authorized Representative)


                                                TXU EUROPE CAPITAL I


                                                By___________________________
                                                  (Authorized Representative)


                                                TXU EUROPE FUNDING I, L.P.
                                                By:  TXU Europe Limited, as
                                                     general partner


                                                  By___________________________
                                                    (Authorized Representative)


                                                TXU EASTERN FUNDING COMPANY


                                                By___________________________
                                                  (Authorized Representative)


                                                        (CONTROL PARTY)
                                                  ----------------------------


                                                By___________________________
                                                  (Authorized Representative)

Accepted and delivered as of
the date first above written


Merrill Lynch & Co

Merrill Lynch, Pierce, Fenner & Smith Incorporated

as representatives of the several
Underwriters named in Schedule II hereto


By:  Merrill Lynch, Pierce, Fenner & Smith Incorporated

  By:__________________
          (TITLE)

                                   SCHEDULE I
                                   ----------


Underwriting Agreement dated: _________________
Representatives:

         Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith Incorporated

Designation: ___% Trust Originated Preferred Securities

Liquidation Preference Amount:  $___

Distribution Rate:  ___%

Purchase Price: $___ per TOPrS

Underwriting Commissions (payable by the Company): $_____ per TOPrS

Public Offering Price: $___ per TOPrS

                                   SCHEDULE II
                                   -----------

                              TXU Europe Capital I

                                  Initial TOPrS

                                                                Number of
Underwriter                                                       TOPrS
-----------                                                       -----










                                                                -----------

                                                        Total   ===========

                                  SCHEDULE III
                                  ------------

                            [LETTERHEAD OF E.J. LEAN]




                                                                          [Date]


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined

c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
North Tower

New York, New York 10281


Ladies and Gentlemen

TXU Europe Capital I, a statutory business trust ("Trust") formed under the Delaware Business Trust Act

$ ___,000,000 ___% Trust Originated Preferred Securities ("TOPrS") guaranteed by TXU Europe Limited ("Guarantor")
--------------------------------------------------------------------------------



1. I am General Counsel to the Guarantor and TXU Eastern Funding Company, a private unlimited company incorporated under the laws of England and Wales ("TXU Eastern Funding") and have acted as such in connection with (i) the issuance of the TOPrS by the Trust pursuant to an Amended and Restated Trust Agreement, dated as of _________ (the "Trust Agreement"), among The Bank of New York, as property trustee, The Bank of New York (Delaware), as Delaware trustee, certain employees of TXU Business Services Company, as administrative trustees, the Guarantor, as successor depositor, ________, a Delaware corporation (the "Control Party"), as holder of the Control Certificate (as defined therein) and the several Holders (as defined therein), (ii) the issuance by TXU Europe Funding I, L.P., a limited


                                     III-1
     partnership formed under the Delaware Revised Uniform Limited Partnership Act (the "Partnership") of ___,000,000 of its ___% Preferred Partnership Securities (the "Preferred Partnership Securities") having an aggregate liquidation preference amount of $__________, pursuant to an Amended and Restated Agreement of Limited Partnership, dated as of _______, among the Guarantor, in its capacity as general partner of the Partnership, the Trust, as initial limited partner and such other persons who become limited partners(the "Partnership Agreement"), (iii) the issuance by TXU Eastern Funding of an aggregate of $__________ principal amount of Junior Subordinated Debentures, Series ___ (the "TXU Eastern Funding Debentures") pursuant to an indenture, dated as of _______, among the Guarantor, TXU Eastern Funding and The Bank of New York, as trustee (the "TXU Eastern Funding Indenture"), (iv) the issuance by __________ (the "Eligible Subsidiary") of an aggregate of $_________ principal amount of Junior Subordinated Debentures, Series __ (the "Eligible Subsidiary Debentures" and together with the TXU Eastern Funding Debentures, the "Debentures") pursuant to an indenture, dated as of _______, among the Guarantor, the Eligible Subsidiary and The Bank of New York, as trustee (the "Eligible Subsidiary Indenture" and, together with the TXU Eastern Funding Indenture, the "Indentures"), (v) the guarantee by the Guarantor of the TOPrS pursuant to a Preferred Trust Securities Guarantee, dated as of ________, between the Guarantor and The Bank of New York, as trustee (the "Trust Guarantee"),
     (vi) the guarantee by the Guarantor of the Preferred Partnership Securities pursuant to a Preferred Partnership Securities Guarantee dated as of ______ between The Bank of New York, as trustee, and the Guarantor (the "Partnership Guarantee"), (vii) the guarantee by the Guarantor of the TXU Eastern Funding Debentures pursuant to the guarantee forming a part of the TXU Eastern Funding Indenture (the "TXU Eastern Funding Debenture Guarantee"), and (viii) the guarantee by the Guarantor of the Eligible Subsidiary Debentures pursuant to the guarantee forming a part of the Eligible Subsidiary Indenture (the "Eligible Subsidiary Debenture Guarantee") and, together with the TXU Eastern Funding Debenture Guarantee, the "Debenture Guarantees").

2. Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement dated ___________ among the Guarantor, TXU Eastern Funding, the Trust, the Partnership, the Control Party and you (the "Underwriting Agreement")


                                     III-2

3. In such capacity I have examined copies of the documents referred to and, where appropriate, defined in this Opinion. I express no opinion as to any laws other than to the laws of England in force at the date of this Opinion.

4. The Indentures, the Debentures, the Deposit Agreement, the Debenture Guarantees, the Control Certificate, the TOPrS, the Preferred Partnership Securities, the Trust Agreement, the Partnership Agreement, the Trust Guarantee, the Partnership Guarantee and the Underwriting Agreement are together referred to in this Opinion as the "Transaction Documents".

5.   In giving this Opinion I have assumed:

     (a) That the signatures on the originals of all documents submitted to me are genuine;

     (b) Other than with regard to the Guarantor, TXU Eastern Funding and the Eligible Subsidiary, the due capacity and authority of each of the parties to the relevant documents and the due execution and delivery of such documents by those parties;

     (c) That the obligations assumed by those parties other than the Guarantor, TXU Eastern Funding and the Eligible Subsidiary under such documents are valid and binding obligations of each of those parties;

     (d) That each of the documents which is the subject of this Opinion is valid and binding on each party under the law to which it is expressed to be subject where that is not English law, and that words and phrases used in those documents have the same meaning and effect as they would if those documents were governed by English law; and

     (e) That all representations and statements as to factual matters expressed in the Underwriting Agreement are true and accurate.

6. Upon the basis of my familiarity with these transactions and with the affairs and properties of the Guarantor, TXU Eastern Funding, the Eligible Subsidiary and each of [________________], being the material subsidiaries


                                     III-3
     of the Guarantor (the "Material UK Subsidiaries"), subject to the qualifications set out below, I am of the opinion that:

     (a) The Guarantor is a company duly incorporated and validly existing under the laws of England and Wales, and has the corporate power and authority to (i) own, lease and operate its properties and to conduct its business as currently conducted and as set forth or contemplated by the Prospectus; (ii) execute, deliver and perform its obligations under those Transaction Documents to which it is a party; and (iii) issue and deliver the Trust Guarantee, the Partnership Guarantee and the Debenture Guarantees and incur the obligations evidenced thereby.

     (b) TXU Eastern Funding is a company duly incorporated and validly existing under the laws of England and Wales, and has the corporate power and authority to (i) own, lease and operate its properties and to conduct its business as currently conducted and as set forth or contemplated by the Prospectus; (ii) execute, deliver and perform its obligations under those Transaction Documents to which it is a party; and (iii) issue the TXU Eastern Funding Debentures and incur the obligations evidenced thereby.

     (c) The Eligible Subsidiary is a company duly incorporated and validity existing under the laws of England and Wales and has the corporate power and authority to (i) own, lease and operate its properties and to conduct its business as currently conducted and as set forth or contemplated by the Prospectus; (ii) execute, deliver and perform the obligations under those Transaction Documents to which it is a party; and (iii) issue and deliver the Eligible Subsidiary Debentures and incur the obligations evidenced thereby.

     (d) Each Material UK Subsidiary has been duly incorporated and is validly existing under the laws of England and Wales, has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and as set forth in or contemplated by the Prospectus, is duly qualified to transact business in England and Wales and is qualified as a foreign corporation to transact business and so far as I am aware is in good standing in each jurisdiction in which such qualification is required, whether by


                                     III-4
          reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the business, property or financial condition of the Guarantor and its subsidiaries, considered as a whole.

     (e) Each Transaction Document to which the Guarantor, the Eligible Subsidiary or TXU Eastern Funding is a party has been duly authorized, executed and delivered by the Guarantor, the Eligible Subsidiary or TXU Eastern Funding, as the case may be. The TXU Eastern Funding Debentures and the Eligible Subsidiary Debentures, when authenticated in the manner set forth in the Indentures and delivered against due payment therefor, will constitute the legal, valid and binding obligations of TXU Eastern Funding and the Eligible Subsidiary, respectively.

     (f) The execution and delivery by the Offerors, the Control Party and the Eligible Subsidiary of, and the performance by the Offerors, the Control Party and the Eligible Subsidiary of their respective obligations under, and compliance with the provisions of, the Transaction Documents to which each is a party will not (i) contravene any existing applicable law in England or (ii) contravene or conflict with any provision of the memorandum or articles of association of the Guarantor, TXU Eastern Funding or the Eligible Subsidiary or, any agreement or other instrument of which I am aware binding upon the Guarantor, TXU Eastern Funding or the Eligible Subsidiary or which would affect the due authorization, execution, validity, binding effect or enforceability of the Transaction Documents, or (iii) contravene or conflict with any judgment, order or decree of any English governmental body, agency or court having jurisdiction over the Guarantor, TXU Eastern Funding or the Eligible Subsidiary; and no consent, approval, authorization or order of, or qualification with, any governmental or public bodies in the United Kingdom is required for the performance by the Offerors, the Control Party and the Eligible Subsidiary of their respective obligations under the Transaction Documents to which each is a party.

     (g) I am not aware of any legal or governmental proceedings pending or threatened to which the Guarantor, TXU Eastern Funding, the Eligible


                                     III-5

          Subsidiary or any of the Material UK Subsidiaries is party or to which any of the properties of the Guarantor, TXU Eastern Funding, the Eligible Subsidiary or any of the Material UK Subsidiaries is subject, other than proceedings described or referred to in the Prospectus and proceedings that in my belief would not, if determined adversely, have a material adverse effect on the Guarantor, TXU Eastern Funding , the Eligible Subsidiary or the Material UK Subsidiaries, taken as a whole, as the case may be, or on the transactions contemplated by the Prospectus and the Underwriting Agreement.

     (h) Under current practice, an English court of competent jurisdiction would give effect to the choice of the internal laws of the State of New York or the State of Delaware, as the case may be, as the proper law of the Transaction Documents if its application in the circumstances of the case would not (i) be contrary to public policy and I know of no reason as to why the same should be contrary to public policy, or (ii) conflict with any rule of English law which is of mandatory application and I know of no contractual provision which the English courts might decline to enforce on this basis. Under English law and subject to the above qualification (i) the Guarantor has, pursuant to the Trust Guarantee, the Partnership Guarantee, [the Trust Agreement] and [the Partnership Agreement], (ii) each of the Guarantor and TXU Eastern Funding has, pursuant to Section 12 of the Underwriting Agreement and pursuant to the TXU Eastern Funding Indenture, and (iii) each of the Guarantor and the Eligible Subsidiary has, pursuant to the Eligible Subsidiary Indenture, validly and severally submitted to the in personam jurisdiction of the state and federal courts located in the City, County and State of New York in any action, suit or proceeding arising out of or relating to such Transaction Documents.

     (i) Neither the Guarantor, the Eligible Subsidiary nor TXU Eastern Funding enjoys any immunity from suit in the English courts, and no assets of the Guarantor, the Eligible Subsidiary or TXU Eastern Funding are exempt from execution. The Guarantor, , the Eligible Subsidiary, TXU Eastern Funding, and their respective obligations under the Transaction Documents are subject to civil and commercial law and to


                                     III-6
          suit and, to the extent that the Guarantor or TXU Eastern Funding or any of their respective properties, assets or revenues may have or may hereafter become entitled to any immunity from suit or from execution, the Guarantor, the Eligible Subsidiary and TXU Eastern Funding have given an enforceable waiver of such right (but not of any defenses or other reliefs available to them) pursuant to Section __ of the Underwriting Agreement and the Eligible Subsidiary Indenture, as the case may be.

7. The opinions expressed in paragraph 6 are subject to the following qualifications:

     (a) It should be understood that I have not been responsible for investigating or verifying the accuracy of the facts, including statements of foreign law, or the reasonableness of any statements of opinion contained in the Prospectus, or that no material facts have been omitted from it;

     (b) The effectiveness of provisions excluding a party from a liability or duty otherwise owed are limited by law;

     (c) The provisions of the Transaction Documents which provide that certain certifications or determinations will be conclusive and binding will not necessarily prevent judicial enquiry into the merits of any claim by an aggrieved party;

     (d) Section 117 of the Stamp Act 1891 may render the provisions of the Transaction Documents (relating to payment of stamp duty) unenforceable against the Guarantor, the Eligible Subsidiary and/or TXU Eastern Funding in respect of United Kingdom stamp duties;

     (e) An English court may refuse to give effect to provisions in respect of the costs of enforcement (actual or contemplated) or of unsuccessful litigation brought before an English court or where the court has itself made an order for costs; and

     (f) Where obligations are to be performed in a jurisdiction outside England, such obligations may not be enforceable in England to the extent that performance would be illegal or contrary to public policy under the laws of that jurisdiction.


                                     III-7

8. In the course of the preparation of the information relating to the Guarantor, TXU Eastern Funding and the Material UK Subsidiaries contained in the Registration Statement and the Prospectus, I have participated in discussions with certain of their directors and representatives, with other counsel for the Guarantor and TXU Eastern Funding, with Deloitte & Touche, the Guarantor's independent accountants, with PricewaterhouseCoopers, the independent accountants who audited certain of the financial statements contained in the Registration Statement and the Prospectus, and with certain of your officers and employees and your counsel, but I have not independently verified and I assume no responsibility for the accuracy or completeness of the representations and statements made to me by the Guarantor or TXU Eastern Funding or the information included with respect to the Guarantor, TXU Eastern Funding or the Material UK Subsidiaries in the Prospectus. However, no facts have come to my attention which gives me reason to believe that the Registration Statement (except as to financial statements and schedules and other financial and statistical data contained therein, as to which I express no opinion), as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which I do not express any belief), as of its date or on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

This Opinion is given solely for your benefit and the benefit of the other several Underwriters in connection with the issue and sale of the TOPrS and the other transactions contemplated by the Underwriting Agreement and may not be relied upon by any other person nor quoted or referred to in any public document nor filed with any governmental agency without my consent.


                                     III-8

I consent to Winthrop, Stimson, Putnam, & Roberts', Worsham, Forsythe & Wooldridge, L.L.P.'s, and Thelen Reid & Priest LLP's relying as to matters of the laws of England and Wales upon this Opinion in connection with the opinions to be rendered by them on the date hereof pursuant to the Underwriting Agreement.

Yours faithfully


                                     III-9

                                   SCHEDULE IV
                                   -----------

                           [Letterhead of Norton Rose]


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined

c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
North Tower
New York, New York 10281

                                                                          o 2000


Dear Sirs

                              TXU Europe Capital I

         o ___% Trust Originated Preferred Securities ("Preferred Trust
                                  Securities")

1.1 We have acted as English legal advisers to TXU Europe Limited, a private limited company incorporated under the laws of England and Wales ("Company"), TXU Eastern Funding Company, a private unlimited company incorporated under the laws of England and Wales ("Funding"), o, a _______ company incorporated under the laws of England and Wales ("Subsidiary"), TXU Europe Funding I, L.P., a Delaware limited partnership ("Partnership") and TXU Europe Capital I, a Delaware statutory business trust ("Trust"), in connection with the issuance and sale of the Preferred Trust Securities. We refer to:

     (a) the Amended and Restated Trust Agreement dated as of __________ and made among the Company, The Bank of New York, The Bank of New York

          (Delaware), the Administrative Trustees and TXU Business Services Company (the "Trust Agreement");

     (b) the Amended and Restated Agreement of Limited Partnership of TXU Europe Funding I, L.P. dated as of __________ and made between the Company and the Trust (the "Partnership Agreement");

     (c) the Preferred Trust Securities Guarantee dated as of ______ and made between the Company and The Bank of New York (the "Trust Guarantee");

     (d) the Preferred Partnership Securities Guarantee dated as of _______ and made between the Company and The Bank of New York (the "Partnership Guarantee");

     (e) the Indenture dated as of ________ and made among the Company, Funding and The Bank of New York (the "Funding Indenture");

     (f) the Deposit Agreement dated as of __________ and made between Funding and The Bank of New York (the "Funding Deposit Agreement");

     (g) the Indenture dated as of ________ and made among the Company, Subsidiary and The Bank of New York (the "Subsidiary Indenture");

     (h) the Deposit Agreement dated as of __________ and made among Subsidiary and The Bank of New York (the "Subsidiary Deposit Agreement");

     (i) the guarantees (the "Debenture Guarantees" and, together with the Trust Guarantee and the Partnership Guarantee, the "Guarantees") dated as of ____________ given by the Company in the forms set out in the Funding Indenture and the Subsidiary Indenture and printed on the debentures issued under such indentures; and

     (j) the Underwriting Agreement dated as of _____________ and made among the Underwriters named therein, the Company, Funding, the Partnership, the Trust and the Control Party (the "Underwriting Agreement").

     Expressions defined in the Underwriting Agreement have the same meanings where used in this opinion. Reference in this opinion to the "Agreements" is a reference to the Trust Agreement, the Partnership Agreement, the Trust

     Guarantee, the Partnership Guarantee, the Funding Indenture, the Funding Deposit Agreement, the Subsidiary Indenture, the Subsidiary Deposit Agreement, the Debenture Guarantees and the Underwriting Agreement and to "Agreement" to any one of them.

1.2 We are delivering this opinion to you at the request of our clients pursuant to Section 7(c) of the Underwriting Agreement. Our opinion relates solely to English law as applied by the English courts at the date of this opinion. We do not assume any obligation to advise you (or any other person authorized to rely upon this opinion) of any subsequent change in English law which might affect the contents of this opinion.

1.3 We have examined originals or copies, certified to our satisfaction, of the following documents:

     (a)  the Trust Agreement;

     (b)  the Partnership Agreement;

     (c)  the Trust Guarantee;

     (d)  the Partnership Guarantee;

     (e)  the Funding Indenture;

     (f)  the Funding Deposit Agreement;

     (g)  the Subsidiary Indenture;

     (h)  the Subsidiary Deposit Agreement;

     (i)  the Underwriting Agreement;

     (j)  the Debenture Guarantees;

     (k) the Prospectus dated ______________ (the "Prospectus") issued in respect of the offering of the Preferred Trust Securities; and

     (l) the forms of the Funding Debentures and the Subsidiary Debentures set out in the Funding Indenture and the Subsidiary Indenture.

2. We have made such other enquiries and examined such other documents as we have considered appropriate for the purpose of giving the opinion set out below.

3.   For the purposes of this opinion, we have assumed:

     (a) that the Agreements have been duly authorised, executed and delivered by each of the parties thereto;

     (b) the genuineness of all signatures on all documents, the completeness and authenticity of all documents submitted to us as originals and the conformity to original documents of all copies submitted to us;

     (c) that the Agreements constitute legal, valid and binding obligations of all parties thereto;

     (d) that all representations and statements as to factual matters expressed in the Underwriting Agreement are true and accurate;

     (e) that the Debentures and the Guarantees have been duly authenticated by the trustee in accordance with the provisions of the Agreements; and

     (f) that a copy of the Offering Circular for each of the Funding Debentures and the Subsidiary Debentures has been, or will be, approved by the Luxembourg Stock Exchange (the "Stock Exchange").

4. Upon the basis of our familiarity with these transactions and with the affairs and properties of our clients generally, we are of the following opinion:

     (a) that statements made in the Prospectus under the caption "Material Income Tax Considerations - UK Tax Considerations", insofar as such statements constitute summaries of the legal matters referred to therein are accurate in all material respects;

     (b) no United Kingdom stamp duty, stamp duty reserve tax, transfer tax or other similar documentary or registration tax or duty is payable in connection with the issue and delivery of the Preferred Trust Securities, the Preferred Partnership Securities, the Trust Guarantee, the Partnership Guarantee, the TXU Eastern Funding Debentures, the Subsidiary Debentures and the Debenture Guarantees at closing or upon the execution and performance of the Agreements; and

     (c) under current practice, an English court of competent jurisdiction would give effect to the choice of the internal laws of the State of New York or the State of Delaware, as the case may be, as the proper law of the Agreements if its application in the circumstances of the case would not (i) be contrary to public policy and we know of no reason as to why the same should be contrary to public policy, or (ii) conflict with any rule of English law which is of mandatory application and we know of no contractual provision which the English courts might decline to enforce on this basis. Under English law and subject to the above qualification (i) the Guarantor has, pursuant to the Trust Guarantee, the Partnership Guarantee, [the Trust Agreement] and [the Partnership Agreement], (ii) each of the Guarantor and TXU Eastern Funding has, pursuant to Section 12 of the Underwriting Agreement and pursuant to the TXU Eastern Funding Indenture, and (iii) each of the Guarantor and the Subsidiary has, pursuant to the Subsidiary Indenture, validly and severally submitted to the in personam jurisdiction of the state and federal courts located in the City, County and State of New York in any action, suit or proceeding arising out of or relating to such Agreements.

5. The opinion is subject to the qualification that Section 117 of the Stamp Act 1891 may render the provisions of the Agreements (relating to payment of stamp duty) unenforceable against the Company, Funding and/or Subsidiary in respect of United Kingdom stamp duties.

6. This opinion is addressed to you personally. It may not be relied upon by anyone else without our prior written consent. This opinion:

     (a) may not be disclosed in whole or part by you to anyone other than persons who in the ordinary course of your business or that of any other party who is authorised to rely on this opinion have access to your or such party's papers and records and on the basis that such persons will similarly make no further disclosure; and

     (b) may not be filed with any governmental agency or authority or quoted in any public document without, in any such case, our prior written consent.

7. This opinion is strictly limited to the matters stated herein and is not to be read as extending by implication to any other matter in connection with the Agreements, the issue of the Preferred Trust Securities or otherwise.

     Yours faithfully,


     Norton Rose

                                   SCHEDULE V
                                   ----------

                 [LETTERHEAD OF RICHARDS, LAYTON & FINGER, P.A.]




                                                                          [Date]


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined


c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
North Tower

New York, New York 10281


Ladies and Gentlemen:

          We have acted as special Delaware counsel for TXU Europe Limited, a private limited company incorporated under the laws of England and Wales (the "Company"), TXU Europe Funding I, L.P., a Delaware limited partnership (the "Partnership"), and TXU Europe Capital I, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. This opinion is being furnished to you at the request of the Company, the Partnership and the Trust pursuant to Section 7(c) of the Underwriting Agreement, dated ______ (the "Underwriting Agreement"), among the Company, TXU Eastern Funding Company, a private unlimited company incorporated under the laws of England and Wales ("TXU Eastern Funding"), the Trust, the Partnership, ____, a Delaware corporation (the "Control Party") and you as representative of the several Underwriters named in
Schedule II thereto.

          For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

     (a) The Certificate of Trust of the Trust, dated as of November 22, 1999 (the "Trust Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on November 22, 1999;

     (b) The Trust Agreement of the Trust, dated as of November 22, 1999, by and among TXU Business Services Company, as depositor, and the trustees of the Trust named therein;

     (c) The Amended and Restated Trust Agreement of the Trust (including Exhibits A-1 and A-2 thereto), dated as of _____________ (the "Trust Agreement"), by and among TXU Business Services Company, as initial depositor, the Company, as successor depositor, the Control Party, the trustees of the Trust named therein (the "Trustees"), and the holders, from time to time, of preferred undivided beneficial interests in the assets of the Trust;

     (d) The Certificate of Limited Partnership of the Partnership, dated as of November 22, 1999 (the "Partnership Certificate"), as filed in the office of the Secretary of State on November 22, 1999;

     (e) The Limited Partnership Agreement of the Partnership, dated as of November 22, 1999, by and among the Company, as general partner of the Partnership (the "General Partner"), and the Trust, as initial limited partner of the Partnership (the "Initial Limited Partner");

     (f) The Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of _________, among the General Partner, the Initial Limited Partner, and such other Persons who become limited partners thereto (the "Partnership Agreement")--;

     (g) The Certificate of Incorporation of the Control Party, dated as of __________, 2000 (the "Certificate of Incorporation"), as filed in the office of the Secretary of State on __________, 2000;

     (h)  The By-Laws of the Control Party (the "By-laws");

     (i) [Written Consent of the Board of Directors of the Control Party](the "Resolutions");

     (j) The Prospectus dated ___________ (the "Prospectus"), relating to the preferred securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Trust Security" and collectively, the "Preferred Trust Securities");

     (k) A Certificate of Good Standing for the Trust, dated ____________, obtained from the Secretary of State;

     (l)  The Underwriting Agreement;

     (m) A Certificate of Good Standing for the Partnership, dated _____________, obtained from the Secretary of State; and

     (n) A Certificate of Good Standing for the Control Party, dated ___________, obtained from the Secretary of State.

          Initially capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

          For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (n) above, which we believe are all the documents necessary or appropriate for us to have considered for the purposes of rendering the opinions stated herein. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (n) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

          With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

          For purposes of this opinion, we have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Trust Agreement and the Trust Certificate are in full force and effect and have not been amended, (ii) that the Partnership Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Partnership, and that the Partnership Agreement and the Partnership Certificate are in full force and effect and have not been amended, (iii) that the Certificate of Incorporation and the By-laws are the certificate of incorporation and by-laws of the Control Party currently in effect, (iv) that the Resolutions are the only resolutions adopted by the Board of Directors of the Control Party relating to the matters set forth herein, (v) that there are no proceedings pending or contemplated for the merger, consolidation, conversion, dissolution, liquidation or termination of the Control Party, the Partnership or the Trust, (vi) except to the extent provided in paragraphs 1, 9 and 10 below, the due creation, due formation or due organization, as the case may be, and the valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, formation or organization, (vii) the legal capacity of natural persons who are parties to the documents examined by us, (viii) except to the extent set forth in paragraphs 2, 9 and 11 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (ix) except to the extent provided in paragraphs 4, 6, 11, 13 and 16 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (x) the receipt by each Person to whom a Preferred Trust Security is to be issued by the Trust (the "Preferred Trust Security Holders") of a Preferred Trust Security Certificate for the Preferred Trust Security and the payment for the Preferred Trust Security acquired by it, in accordance with the Trust Agreement, and as described in the Prospectus, (xi) that the Preferred Trust Securities are issued and sold to the Preferred Trust Security Holders in accordance with the Trust Agreement and as described in the Prospectus, (xii) that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and filing documents with the Secretary of State) or employees in the State of Delaware,(xiii) that the Trust is treated as a grantor trust for United States federal income tax purposes, (xiv) the receipt by the Initial Limited Partner in connection with its purchase of Preferred Partnership Securities of a certificate (substantially in the form of Annex A to the Partnership Agreement) representing each Preferred Partnership Security and the payment for the Preferred Partnership Securities acquired by it, in accordance with the Partnership Agreement, and as described in the Prospectus, (xv) the payment by the General Partner of the full consideration due from it for the general partner interest in the Partnership acquired by it, (xvi) that the books and records of the Partnership set forth all information required by the Partnership Agreement and the Delaware Revised Uniform Limited Partnership Act (the "Limited Partnership Act") including all information with respect to all Persons to be admitted as partners of the Partnership and their contributions to the Partnership, (xvii) that the Preferred Partnership Securities are issued and sold to the Initial Limited Partner in accordance with the Partnership Agreement, and as described in the Prospectus, (xviii) that the Partnership derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than the maintenance of a registered office and registered agent in the State of Delaware and the filing of documents with the Secretary of State) or employees in the State of Delaware, (xix) that the Partnership is treated as a partnership for United States federal income tax purposes (xx) that the Control Party derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a registered agent and registered office in the State of Delaware and filing documents with the Secretary of State) or employees in the State of Delaware, and (xxi) that TXU Eastern Funding and the Eligible Subsidiaries (as defined in the Underwriting Agreement) derive no income from or connected with sources within the State of Delaware and have no assets, activities (other than possibly having a registered agent and registered office in the State of Delaware and filing documents with the Secretary of State) or employees in the State of Delaware. Except to the extent set forth in paragraph 21 below, we have not participated in the preparation of the Prospectus and assume no responsibility for its contents.

          This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

          Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

          1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

          2. Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority to (i) own, lease and operate its property and conduct its business as currently conducted and as set forth or contemplated in the Prospectus, (ii) execute and deliver, and perform its obligations under, the Underwriting Agreement, and (iii) issue and sell, and perform its obligations under, the Trust Agreement, the Preferred Trust Securities and the Control Certificate and purchase the Preferred Partnership Securities, as described in the Prospectus.

          3. The Trust Agreement is a legal, valid and binding obligation of the Company, the Control Party and the Trustees, and is enforceable against the Company, the Control Party and the Trustees, in accordance with its terms.

          4. Under the Delaware Business Trust Act and the Trust Agreement, the Underwriting Agreement has been duly authorized by all necessary trust action on the part of the Trust.

          5. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust, the Partnership, the Company, TXU Eastern Funding, the Control Party or the Eligible Subsidiaries (as defined in the Underwriting Agreement) solely in connection with the issuance and sale of the Preferred Trust Securities, the issuance and sale of the Preferred Partnership Securities or the other transactions contemplated by the Underwriting Agreement.

          6. The Preferred Trust Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth in paragraph 7 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

          7. The Preferred Trust Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Trust Security Holders may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Trust Securities certificates and the issuance of replacement Preferred Trust Securities certificates, and (ii) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

          8. Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Preferred Trust Securities is not subject to preemptive rights or other similar rights.

          9. The Control Party has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus. The Control Certificate has been duly authorized by the Trust Agreement.

          10. The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Limited Partnership Act; and all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Partnership as a limited partnership have been made.

          11. Under the Partnership Agreement and the Limited Partnership Act, the Partnership has the partnership power and authority to (i) own, lease and operate its property and to conduct its business as set forth or contemplated in the Prospectus, (ii) execute and deliver, and perform its obligations under, the Underwriting Agreement, and (iii) issue and sell, and perform its obligations under, the Preferred Partnership Securities and purchase the Initial Debentures (as defined in the Partnership Agreement) and the Eligible Debt Securities (as defined in the Partnership Agreement), as described in the Prospectus.

          12. The Partnership Agreement is a valid and binding obligation of the General Partner, enforceable against the General Partner in accordance with its terms.

          13. The Preferred Partnership Securities have been duly authorized by the Partnership Agreement and represent valid and, subject to the qualifications set forth in paragraph 14 below, fully paid and nonassessable limited partner interests in the Partnership.

          14. Assuming that the Initial Limited Partner, in its capacity as a limited partner of the Partnership, does not participate in the control of the business of the Partnership, it will have no liability in excess of its obligations to make payments provided for in the Partnership Agreement and its share of the Partnership's assets and undistributed profits (subject to its obligation to repay any funds wrongfully distributed to it by the Partnership). There are no provisions in the Partnership Agreement the inclusion of which, subject to the terms and conditions therein, or, assuming that the Initial Limited Partner, as a limited partner of the Partnership, takes no action other than actions permitted by the Partnership Agreement, the exercise of which, in accordance with the terms and conditions therein, would cause the Initial Limited Partner, as a limited partner of the partnership, to be deemed to be participating in the control of the business of the Partnership.

          15. Under the Limited Partnership Act and the Partnership Agreement, the issuance of the Preferred Partnership Securities is not subject to preemptive rights.

          16. Under the Partnership Agreement and the Limited Partnership Act, the Underwriting Agreement has been duly authorized by all necessary partnership action on the part of the Partnership.

          17. The execution, delivery and performance by the Trust of the Underwriting Agreement and the consummation of the transactions contemplated thereby do not violate (i) any of the provisions of the Trust Certificate or the Trust Agreement, or (ii) any applicable Delaware law or Delaware administrative regulation.

          18. The Preferred Trust Security Holders (other than those Preferred Trust Security Holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

          19. The execution, delivery and performance by the Partnership of the Underwriting Agreement and the consummation of the transactions contemplated thereby do not violate (i) any of the provisions of the Partnership Certificate or the Partnership Agreement, or (ii) any applicable Delaware law or Delaware administrative regulation.

          20. The Initial Limited Partner will have no liability for income taxes imposed by the State of Delaware solely as a result of its participation in the Partnership, and the Partnership will not be liable for any income tax imposed by the State of Delaware.

          21. We have reviewed the statements in the Prospectus under the caption "TXU Europe Capital I" and "TXU Europe Funding I, L.P." and, insofar as they contain statements of Delaware law, such statements are fairly presented.

          The opinion expressed in paragraphs 3 and 12 above are subject, as to enforcement, to the effect upon the Trust Agreement or the Partnership Agreement, as the case may be, of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

          We consent to your, and the other several Underwriters, relying as to matters of Delaware law upon this opinion in connection with the Underwriting Agreement. We also consent to Winthrop, Stimson, Putnam & Roberts', Worsham, Forsyth & Wooldridge, L.L.P.'s, and Thelen Reid & Priest LLP's relying as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them on the date hereof pursuant to the Underwriting Agreement. Further, we consent to the reliance by The Bank of New York and The Bank of New York (Delaware) as to matters of Delaware law upon this opinion in connection with the matters set forth herein. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                        Very truly yours,

                                   SCHEDULE VI
                                   -----------

             [LETTERHEAD OF WORSHAM, FORSYTHE & WOOLDRIDGE, L.L.P.]









                                                            [Date]


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined

c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
North Tower

New York, New York 10281


Ladies and Gentlemen:

          We have acted as United States counsel for TXU Europe Limited, a private limited company incorporated under the laws of England and Wales (the "Company"), TXU Eastern Funding Company, a private unlimited company incorporated under the laws of England and Wales ("TXU Eastern Funding"), TXU Europe Funding I, L.P., a limited partnership (the "Partnership") formed under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Partnership Act"), and TXU Europe Capital I, a statutory business trust (the "Trust") formed under the Delaware Business Trust Act (the "Delaware Trust Act") in connection with the transactions contemplated by the Underwriting Agreement dated ___________ among the Company, TXU Eastern Funding, the Partnership, the Trust, the Control Party (as defined herein) and you (the "Underwriting Agreement"), including, among others, (i) the issuance by the Trust of __,000,000 of its ___% Trust Originated Preferred Securities (the "TOPrS") having an aggregate liquidation preference amount of $___________, pursuant to an Amended and Restated Trust Agreement, dated as of ______, (the "Trust Agreement") among The Bank of New York, as property trustee, The Bank of New York (Delaware), as Delaware trustee, certain employees of TXU Business Services Company, as administrative trustees, the Company, as successor depositor, ____, a Delaware corporation (the "Control Party"), as holder of the Control Certificate (as defined therein) and the several Holders (as defined therein), (ii) the issuance by the Partnership of ___,000,000 of its ___% Preferred Partnership Securities (the "Preferred Partnership Securities") having an aggregate liquidation preference amount of $_________ pursuant to an Amended and Restated Agreement of Limited Partnership, dated as of _______, among the Guarantor, in its capacity as general partner of the Partnership, the Trust, as initial limited partner and such other persons who become limited partners (the "Partnership Agreement"),
(iii) the issuance by TXU Eastern Funding of an aggregate of $__________ principal amount of Junior Subordinated Debentures, Series __ (the "TXU Eastern Funding Debentures") pursuant to an indenture, dated as of ________, among the Company, TXU Eastern Funding and The Bank of New York, as trustee (the "TXU Eastern Funding Indenture"), (iv) the issuance by __________ (the "Eligible Subsidiary") of an aggregate of $_________ principal amount of Junior Subordinated Debentures, Series __ (the "Eligible Subsidiary Debentures" and together with the TXU Eastern Funding Debentures, the "Debentures") pursuant to an indenture, dated as of _______, among the Company, the Eligible Subsidiary and The Bank of New York, as trustee (the "Eligible Subsidiary Indenture" and, together with the TXU Eastern Funding Indenture, the "Indentures"), (v) the guarantee by the Company of the TOPrS pursuant to a Preferred Trust Securities Guarantee Agreement, dated as of ________, between the Company and The Bank of New York, as trustee (the "Trust Guarantee"), (vi) the guarantee by the Company of the Preferred Partnership Securities pursuant to a Preferred Partnership Securities Guarantee Agreement dated as of ______ between The Bank of New York, as trustee, and the Company (the "Partnership Guarantee"), (vii) the guarantee by the Company of the TXU Eastern Funding Debentures pursuant to the guarantee forming a part of the TXU Eastern Funding Indenture (the "TXU Eastern Funding Debenture Guarantee"), and (viii) the guarantee by the Company of the Eligible Subsidiary Debentures pursuant to the guarantee forming a part of the Eligible Subsidiary Indenture (the "Eligible Subsidiary Debenture Guarantee" and, together with the TXU Eastern Funding Debenture Guarantee, the "Debenture Guarantees").

          This opinion is being furnished to you at the request of our clients pursuant to Section 7(c) of the Underwriting Agreement. Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Trust Agreement, the Partnership Agreement, the Indentures, the Debentures, the Partnership Preferred Securities, the TOPrS, the Trust Guarantee and the Partnership Guarantee. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Offerors and the Control Party contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. We have relied upon certificates of The Bank of New York, as trustee under the Indentures as to the authentication of the Debentures. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

          Upon the basis of our familiarity with these transactions and with the affairs and properties of the Company generally, we are of the opinion that:

          1. The Underwriting Agreement has been duly authorized, executed and delivered by each of the Company, TXU Eastern Funding, the Control Party, the Partnership and the Trust.

          2. The TXU Eastern Funding Indenture (including the TXU Eastern Funding Debenture Guarantee), the Trust Agreement, the Partnership Guarantee, the Trust Guarantee and the Eligible Subsidiary Debenture Guarantee have been duly qualified under the Trust Indenture Act.

          3. The TXU Eastern Funding Debentures and the TXU Eastern Funding Indenture have been duly authorized, executed and delivered by TXU Eastern Funding, the TXU Eastern Funding Debentures are entitled to the benefits of the TXU Eastern Funding Indenture and the Deposit Agreement, and the TXU Eastern Funding Debentures, the Deposit Agreement and the TXU Eastern Funding Indenture are legal, valid and binding obligations of TXU Eastern Funding enforceable against TXU Eastern Funding in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          4. The Eligible Subsidiary Debentures, the Eligible Subsidiary Indenture and the Eligible Subsidiary Deposit Agreement have been duly authorized, executed and delivered by the Eligible Subsidiary, the Eligible Subsidiary Debentures are entitled to the benefits of the Eligible Subsidiary Indenture, and the Eligible Subsidiary Debentures, the Eligible Subsidiary Indenture and the Eligible Subsidiary Deposit Agreement are legal, valid and binding obligations of the Eligible Subsidiary enforceable against the Eligible Subsidiary in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          5. Each of the TXU Eastern Funding Debenture Guarantee, the Eligible Subsidiary Debenture Guarantee, the Trust Guarantee and the Partnership Guarantee has been duly authorized, executed and delivered by the Company, and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          6. The statements made in the Prospectus under the captions "Description of the TOPrS", "Description of the Trust Guarantee", "Description of the Preferred Partnership Securities", "Description of the Partnership Guarantee", and "Description of the Funding Debentures", insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects

          7. None of the Company, TXU Eastern Funding, the Partnership or the Trust is, or after giving effect to the issuance and sale of the Offered

Securities and the application of the proceeds thereof as described in the Prospectus will be, directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

          8. No approval, authorization, consent or order of any public board or body (other than (i) such as have been obtained under the Securities Act, the Exchange Act, the Trust Indenture Act or the applicable rules and regulations thereunder and (ii) in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the consummation by the Offerors, the Control Party and the Eligible Subsidiary of the transactions contemplated by the Underwriting Agreement and the Prospectus.

          9. The Registration Statement, at the Effective Date, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act (in each case except for financial statements and schedules and other financial and statistical data contained therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) complied as to form in all material respects with the Securities Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; and the Registration Statement has been declared effective by the Commission and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

          In the course of the preparation of the information relating to the Offerors contained in the Prospectus, we had discussions with certain of the Company's officers and representatives and certain officers and representatives of certain of its subsidiaries, with other counsel for the Company, with Deloitte & Touche, the Company's independent accountants, with PricewaterhouseCoopers, the independent certified public accountants who audited certain of the financial statements of the Company contained in the Registration Statement and the Prospectus, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Offerors or the information included by the Offerors in the Registration Statement and the Prospectus and take no responsibility therefor except as set forth in paragraph 6 above. However, our examination of the information relating to the Offerors contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (in each case, except for financial statements and schedules and financial and statistical data contained therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included, or on the date hereof, includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          We are members of the State Bar of Texas and do not hold ourselves out as experts on the laws of the State of New York or the State of Delaware, or the laws of England. As to all matters of New York law, we have, with your consent, relied upon the opinion of Thelen Reid & Priest LLP, New York, New York, special United States counsel to the Offerors, addressed to you of even date herewith; as to matters of Delaware law, we have, with your consent, relied upon the opinion of Richards, Layton & Finger, P.A., Delaware Counsel, addressed to you of even date herewith; as to matters of English law, we have, with your consent relied upon the opinion of E.J. Lean, General Counsel for the Company and TXU Eastern Funding, addressed to you of even date herewith.

                                                     Very truly yours,

                                                     WORSHAM, FORSYTHE &
                                                          WOOLDRIDGE, L.L.P.


                                                     By:____________________
                                                            A Partner


                                      VII-6

                                  SCHEDULE VII
                                  ------------

                    [LETTERHEAD OF THELEN REID & PRIEST LLP]




                                                         New York, New York
                                                         [Date]


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined

c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
North Tower

New York, New York 10281


Ladies and Gentlemen:

          We have acted as special United States counsel for TXU Europe Limited, a private limited company incorporated under the laws of England and Wales (the "Company"), TXU Eastern Funding Company, a private unlimited company incorporated under the laws of England and Wales ("TXU Eastern Funding"), TXU Europe Funding I, L.P., a limited partnership (the "Partnership") formed under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Partnership Act"), and TXU Europe Capital I, a statutory business trust (the "Trust") formed under the Delaware Business Trust Act (the "Delaware Trust Act") in connection with the transactions contemplated by the Underwriting Agreement dated ___________ among the Company, TXU Eastern Funding, the Partnership, the Trust, the Control Party (as defined herein) and you (the "Underwriting Agreement"), including, among others, (i) the issuance by the Trust of ___,000,000 of its ___% Trust Originated Preferred Securities (the "TOPrS") having an aggregate liquidation preference amount of $___________, pursuant to an Amended and Restated Trust Agreement, dated as of ______,(the "Trust Agreement") among The Bank of New York, as property trustee, The Bank of New York (Delaware), as


                                     VII-1

Delaware trustee, certain employees of TXU Business Services Company, as administrative trustees, the Guarantor, as successor depositor, ____, a Delaware corporation (the "Control Party"), as holder of the Control Certificate (as defined therein) and the several Holders (as defined therein), (ii) the issuance by the Partnership of ___,000,000 of its ___% Preferred Partnership Securities (the "Preferred Partnership Securities") having an aggregate liquidation preference amount of $_________ pursuant to an Amended and Restated Agreement of Limited Partnership, dated as of _______, among the Guarantor, in its capacity as general partner of the Partnership, the Trust, as initial limited partner and such other persons who become limited partners (the "Partnership Agreement"),
(iii) the issuance by TXU Eastern Funding of an aggregate of $__________ principal amount of Junior Subordinated Debentures, Series __ (the "TXU Eastern Funding Debentures") pursuant to an indenture, dated as of ________, among the Company, TXU Eastern Funding and The Bank of New York, as trustee (the "TXU Eastern Funding Indenture"), (iv) the issuance by __________ (the "Eligible Subsidiary") of an aggregate of $_________ principal amount of Junior Subordinated Debentures, Series __ (the "Eligible Subsidiary Debentures" and together with the TXU Eastern Funding Debentures, the "Debentures") pursuant to an indenture, dated as of _______, among the Company, the Eligible Subsidiary and The Bank of New York, as trustee (the "Eligible Subsidiary Indenture" and, together with the TXU Eastern Funding Indenture, the "Indentures"), (v) the guarantee by the Company of the TOPrS pursuant to a Preferred Trust Securities Guarantee Agreement, dated as of ________, between the Company and The Bank of New York, as trustee (the "Trust Guarantee"), (vi) the guarantee by the Company of the Preferred Partnership Securities pursuant to a Preferred Partnership Securities Guarantee Agreement dated as of ______ between The Bank of New York, as trustee, and the Company (the "Partnership Guarantee"), (vi) the guarantee by the Company of the TXU Eastern Funding Debentures pursuant to the guarantee forming a part of the TXU Eastern Funding Indenture (the "TXU Eastern Funding Debenture Guarantee"), and (vii) the guarantee by the Company of the Eligible Subsidiary Debentures pursuant to the guarantee forming a part of the Eligible Subsidiary Indenture (the "Eligible Subsidiary Debenture Guarantee" and, together with the TXU Eastern Funding Debenture Guarantee, the "Debenture Guarantees").

          This opinion is being furnished to you at the request of our clients pursuant to Section 7(c) of the Underwriting Agreement. Terms not otherwise


                                     VII-2
defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Trust Agreement, the Partnership Agreement, the Indentures, the Debentures, the Trust Guarantee, the Partnership Preferred Securities, the TOPrS and the Partnership Guarantee. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Offerors and the Control Party contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. We have relied upon certificates of The Bank of New York, as trustee under the Indentures as to the authentication of the Debentures. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

          Upon the basis of our familiarity with these transactions and with the affairs and properties of the Company generally, we are of the opinion that:

          1. The Underwriting Agreement has been duly authorized, executed and delivered by each of the Company, TXU Eastern Funding, the Control Party, the Partnership and the Trust.

          2. The TXU Eastern Funding Indenture (including the TXU Eastern Funding Debenture Guarantee), the Trust Agreement, the Partnership Guarantee, the Trust Guarantee and the Eligible Subsidiary Debenture Guarantee have been duly qualified under the Trust Indenture Act.

          3. The TXU Eastern Funding Debentures and the TXU Eastern Funding Indenture have been duly authorized, executed and delivered by TXU Eastern Funding, the TXU Eastern Funding Debentures are entitled to the benefits of the TXU Eastern Funding Indenture and the Deposit Agreement, and the TXU Eastern Funding Debentures, the Deposit Agreement and the TXU Eastern Funding Indenture are legal, valid and binding obligations of TXU Eastern Funding enforceable against TXU Eastern Funding in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance,


                                     VII-3
receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          4. The Eligible Subsidiary Debentures, the Eligible Subsidiary Indenture and the Eligible Subsidiary Deposit Agreement have been duly authorized, executed and delivered by the Eligible Subsidiary, the Eligible Subsidiary Debentures are entitled to the benefits of the Eligible Subsidiary Indenture, and the Eligible Subsidiary Debentures, the Eligible Subsidiary Indenture and the Eligible Subsidiary Deposit Agreement are legal, valid and binding obligations of the Eligible Subsidiary enforceable against the Eligible Subsidiary in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity [and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification].

          5. Each of the TXU Eastern Funding Debenture Guarantee, the Eligible Subsidiary Debenture Guarantee, the Trust Guarantee and the Partnership Guarantee has been duly authorized, executed and delivered by the Company, and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          6. The statements made in the Prospectus under the captions "Description of the TOPrS", "Description of the Trust Guarantee", "Description of the Preferred Partnership Securities", "Description of the Partnership Guarantee", and "Description of the Funding Debentures", insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects.

          7. None of the Company, TXU Eastern Funding, the Partnership or the Trust is, or after giving effect to the issuance and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus will be, directly or indirectly controlled by, or acting on behalf of


                                     VII-4
any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

          8. The Registration Statement, at the Effective Date, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act (in each case except for financial statements and schedules and other financial and statistical data contained therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) complied as to form in all material respects with the Securities Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; and the Registration Statement has been declared effective by the Commission and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

          9. The Underwriting Agreement and the Trust Agreement have been duly authorized, executed and delivered by the Control Party.

          10. The Control Certificate has been duly authorized by the Trust Agreement and has been duly and validly issued pursuant to the terms of the Trust Agreement.

          11. No approval, authorization, consent or order of any public board or body (other than (i) such as have been obtained under the Securities Act, the Exchange Act, the Trust Indenture Act or the applicable rules and regulations thereunder and (ii) in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the consummation by the Offerors, the Control Party and the Eligible Subsidiary of the transactions contemplated by the Underwriting Agreement and the Prospectus.

          12. We herewith confirm as our opinion the statements under the caption "Material Tax Considerations--US Income Tax Considerations" in the Prospectus.

          In the course of the preparation of the information relating to the Offerors contained in the Registration Statement and the Prospectus, we had discussions with certain of the Company's officers and representatives and certain officers and representatives of certain of its subsidiaries, with other counsel for the Company, with Deloitte & Touche, the Company's independent accountants, with PricewaterhouseCoopers, the independent certified public accountants who audited certain of the financial statements of the Company


                                     VII-5
contained in the Registration Statement and the Prospectus, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Offerors or the information included by the Offerors in the Registration Statement and the Prospectus and take no responsibility therefor except as set forth in paragraphs 6 and 12 above. However, our examination of the information relating to the Offerors contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (in each case, except for financial statements and schedules and financial and statistical data contained therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included, or on the date hereof, includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          We are members of the New York Bar and do not hold ourselves out as experts on the laws of the State of Delaware or the laws of England. As to all matters of Delaware law we have, with your consent, relied upon the opinion of Richards, Layton & Finger, P.A., Delaware counsel, addressed to you of even date herewith. As to all matters of English law, we have, with your consent, relied upon the opinion of E.J. Lean, General Counsel for the Company and TXU Eastern Funding, addressed to you of even date herewith.

                                                     Very truly yours,

                                                     THELEN REID & PRIEST LLP


                                     VII-6

                                  SCHEDULE VIII
                                  -------------

               [Letterhead of Winthrop, Stimson, Putnam & Roberts]

                                                                          [Date]


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined

c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
North Tower

New York, New York 10281


Ladies and Gentlemen:

          We have acted as counsel to you and the several Underwriters in connection with the transactions contemplated by the Underwriting Agreement dated ___________ among TXU Europe Limited, a private limited company incorporated under the laws of England and Wales (the "Company"), TXU Eastern Funding Company, a private unlimited company incorporated under the laws of England and Wales ("TXU Eastern Funding"), TXU Europe Funding I, L.P., a limited partnership (the "Partnership") formed under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Partnership Act"), TXU Europe Capital I, a statutory business trust (the "Trust") formed under the Delaware Business Trust Act (the "Delaware Trust Act"), the Control Party (as defined herein) and you (the "Underwriting Agreement"), including, among others, (i) the issuance by the Trust of ___,000,000 of its ___% Trust Originated Preferred Securities (the "TOPrS") having an aggregate liquidation preference amount of $___________, pursuant to an Amended and Restated Trust Agreement, dated as of ______ (the "Trust Agreement"), among The Bank of New York, as property trustee, The Bank of New York (Delaware), as Delaware trustee, certain employees of TXU Business


                                     VIII-1

Services Company, as administrative trustees, the Guarantor, as successor depositor, ____, a Delaware corporation (the "Control Party"), as holder of the Control Certificate (as defined therein) and the several Holders (as defined therein), (ii) the issuance by the Partnership of ___,000,000 of its ___% Preferred Partnership Securities (the "Preferred Partnership Securities") having an aggregate liquidation preference amount of $_________ pursuant to an Amended and Restated Agreement of Limited Partnership, dated as of _______, among the Guarantor, in its capacity as general partner of the Partnership, the Trust, as initial limited partner, and such other persons who become limited partners (the "Partnership Agreement"), (iii) the issuance by TXU Eastern Funding of an aggregate of $__________ principal amount of Junior Subordinated Debentures, Series __ (the "TXU Eastern Funding Debentures") pursuant to an indenture, dated as of ________, among the Company, TXU Eastern Funding and The Bank of New York, as trustee (the "TXU Eastern Funding Indenture"), (iv) the issuance by __________ (the "Eligible Subsidiary") of an aggregate of $_________ principal amount of Junior Subordinated Debentures, Series __ (the "Eligible Subsidiary Debentures" and together with the TXU Eastern Funding Debentures, the "Debentures") pursuant to an indenture, dated as of _______, among the Company, Eligible Subsidiary and The Bank of New York, as trustee (the "Eligible Subsidiary Indenture" and, together with the TXU Eastern Funding Indenture, the "Indentures"), (v) the guarantee by the Company of the TOPrS pursuant to a Preferred Trust Securities Guarantee Agreement, dated as of ________, between the Company and The Bank of New York, as trustee (the "Trust Guarantee"), (vi) the guarantee by the Company of the Preferred Partnership Securities pursuant to a Preferred Partnership Securities Guarantee Agreement dated as of ______ between The Bank of New York, as trustee, and the Company (the "Partnership Guarantee"), (vi) the guarantee by the Company of the TXU Eastern Funding Debentures pursuant to the guarantee forming a part of the TXU Eastern Funding Indenture (the "TXU Eastern Funding Debenture Guarantee"), and (vii) the guarantee by the Company of the Eligible Subsidiary Debentures pursuant to the guarantee forming a part of the Eligible Subsidiary Indenture (the "Eligible Subsidiary Debenture Guarantee"). Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          We are members of the New York Bar and do not hold ourselves out as experts in the laws of England or of any other jurisdiction except New York and the federal laws of the United States. We have, with your consent, relied upon opinions of even date herewith addressed to you by E.J. Lean, General Counsel


                                     VIII-2
for the Company and TXU Eastern Funding, as to all matters of English law, and by Richards, Layton & Finger, P.A., Delaware Counsel for the Company, the Partnership and the Trust, as to all matters of Delaware law.

          We have, in addition, examined the documents described in the list of closing papers as having been delivered to you at the closing and such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. As to various questions of fact material to this opinion, we have relied upon representations of the Offerors and the Control Party and statements in the Registration Statement hereinafter mentioned. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us and the genuineness and conformity to original documents of documents submitted to us as certified or photostatic copies.

          Based upon the foregoing, we are of the opinion that:

          1. The Underwriting Agreement has been duly authorized, executed and delivered by each of the Company, TXU Eastern Funding, the Control Party, the Partnership and the Trust.

          2. The TXU Eastern Funding Indenture (including the TXU Eastern Funding Debenture Guarantee), the Trust Agreement, the Partnership Guarantee, the Trust Guarantee and the Eligible Subsidiary Debenture Guarantee have been duly qualified under the Trust Indenture Act.

          3. The TXU Eastern Funding Debentures and the TXU Eastern Funding Indenture have been duly authorized, executed and delivered by TXU Eastern Funding, the TXU Eastern Funding Debentures are entitled to the benefits of the TXU Eastern Funding Indenture and the Deposit Agreement, and the TXU Eastern Funding Debentures, the Deposit Agreement and the TXU Eastern Funding Indenture are legal, valid and binding obligations of TXU Eastern Funding enforceable against TXU Eastern Funding in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.


                                     VIII-3

          4. The Eligible Subsidiary Debentures and the Eligible Subsidiary Indenture have been duly authorized, executed and delivered by the Eligible Subsidiary, the Eligible Subsidiary Debentures are entitled to the benefits of the Eligible Subsidiary Indenture, and the Eligible Subsidiary Debentures and the Eligible Subsidiary Indenture are legal, valid and binding obligations of the Eligible Subsidiary enforceable against the Eligible Subsidiary in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          5. Each of the Trust Guarantee, the Partnership Guarantee, the TXU Eastern Funding Debenture Guarantee and the Eligible Subsidiary Debenture Guarantee has been duly authorized, executed and delivered by the Company, and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity and the effect of applicable public policy on the enforceability of provisions relating to contribution and indemnification.

          6. The statements made in the Prospectus under the captions "Description of the TOPrS", "Description of the Trust Guarantee", "Description of the Preferred Partnership Securities", "Description of the Partnership Guarantee", and "Description of the Funding Debentures", insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects.

          7. The Registration Statement, at the Effective Date, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act (in each case except for financial statements and schedules and other financial and statistical data contained therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) complied as to form in all material respects with the Securities Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder.


                                     VIII-4

          In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company, TXU Eastern Funding, the Partnership and the Trust and the information included in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 6 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of its officers and representatives, and representatives of the Company and certain of its subsidiaries, with counsel for the Company, with Deloitte & Touche, the Company's independent accountants, with PricewaterhouseCoopers, the independent public accountants who audited certain of the financial statements of the Company contained in the Registration Statement and the Prospectus, and with certain of your representatives. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that at the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424, or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any belief as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or Prospectus or as to that part of the Registration Statement that constitutes the Forms T-1.

          This opinion is given to you solely for the use of the several Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon by any other person or for any other purpose.

                                                     Very truly yours,


                                     VIII-5

                                   SCHEDULE IX
                                   -----------

                           [Letterhead of Freshfields]

                                                                          [Date]


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined

c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
North Tower
New York

NY 10281
USA


Dear Sirs

                              TXU Europe Capital I

             o TXU Europe Capital I: ___% Trust Originated Preferred
                   Securities ("Preferred Trust Securities")

INTRODUCTION

1. We have acted as English legal advisers to you and the several Underwriters in relation to the issue (the ISSUE) by TXU Europe Capital I (the ISSUER) of the Preferred Trust Securities which are to be listed on the New York Stock Exchange. In this matter we have taken instructions solely from you.

2. We have been asked by you pursuant to Section 7(c) of the Underwriting Agreement dated o 2000 among the Issuer, the Company, the Partnership, the Trust, the Control Party and you (the UNDERWRITING AGREEMENT) to deliver our opinion in respect of the Issue. Terms defined in the Underwriting Agreement have the same meaning where used in this opinion.

3. In connection with the Issue, we have examined the documents (the DOCUMENTS) listed in the Schedule to this opinion.

4. This opinion is confined to matters of English law. Accordingly we express no opinion herein with regard to any system of law other than the laws of England as currently applied by the English courts. In particular, we express no opinion on European Community law as it affects any jurisdiction other than England. Statements relating to United Kingdom taxation are based on the laws of England as currently applied by English courts and on generally published practice of the Inland Revenue applying as at the date of this opinion. This opinion is to be governed by and construed in accordance with English law as at the date of this opinion. To the extent that the laws of any jurisdiction other than England and Wales may be relevant, we have made no independent investigation thereof and our opinion is subject to the effect of such laws.

ASSUMPTIONS

5. In considering the documents referred to above and in rendering this opinion we have with your consent and without any further enquiry assumed:

(a) that, where a document has been examined by us in draft or specimen form, it will be or has been executed in the form of that draft or specimen;

(b) that each of the parties thereto has the necessary capacity, power and authority to execute, deliver and perform the Documents and that the Documents in all respect have been and the Preferred Trust Securities will be, duly authorised, executed and delivered by each of the parties thereto in accordance with all applicable laws;

(c) that the Documents constitute, and the Preferred Trust Securities when duly executed and delivered by the parties will constitute, legal, valid and binding obligations of each of the parties thereto enforceable under all applicable laws; and

(d) that the statements of intention on the part of the Partnership as to the collection of interest on the Eligible Subsidiary Debentures from a paying agent in New York or Luxembourg, and as to not appointing a UK collecting agent in respect of trust interest, are borne out in practice.

OPINION

6. On the basis of, and subject to, the foregoing and the matters set out in paragraphs 7 and 8 below and subject to any matters not disclosed to us, and having regard to:

(i)  such considerations of English law in force and

(ii) generally published practice of the Inland Revenue applying, as at the date of this opinion as we consider relevant, we are aware of the opinion that:-

(a) the statements contained in the Registration Statement under the caption "Material Income Tax Considerations - UK Tax Considerations", which are expressed to represent a summary of certain current United Kingdom tax consequences for those holders of the Preferred Trust Securities to whom that summary relates, are an accurate summary of the matters dealt with therein; and

(b) no United Kingdom stamp duty, stamp duty reserve tax, transfer tax or other similar documentary or registration tax or duty is payable in connection with the issue, execution and delivery at closing of the Preferred Trust Securities, the Preferred Partnership Securities, the Trust Guarantee, the Partnership Guarantee, the TXU Eastern Funding Debentures, the Eligible Subsidiary Debentures and the Debenture Guarantees.

7. We note that section 117 of the Stamp Act 1891 may render undertakings and indemnities relating to payment of stamp duty unenforceable.

8. This opinion is strictly limited to the matters stated herein and is not to be read as extending by implication to any other matter in connection with the Documents, the issue of Preferred Trust Securities or otherwise. It should in particular be understood that except to the extent referred to in paragraph 6 above, we have not been responsible for investigating or verifying the accuracy of the facts (including statements of foreign law), or the reasonableness of any statements of opinion or intention, contained in the Registration Statement or any other offering documentation or for verifying that no material facts have been omitted therefrom.

BENEFIT OF OPINION

9. This opinion is addressed to you solely for the benefit of the several Underwriters in relation to the initial issue of the Preferred Trust Securities and, except with our prior written consent, is not to be transmitted or disclosed to or used or relied upon by any other person or used or relied upon by the several Underwriters for any other purpose.

Yours faithfully

                                  THE SCHEDULE

THE DOCUMENTS

A draft, dated o, of the Trust Agreement.

A draft, dated o, of the Partnership Agreement.

A draft, dated o, of the TXU Eastern Funding Indenture.

A draft, dated o, of the Eligible Subsidiary Indenture.

A draft, dated o, of the Trust Guarantee.

A draft, dated o, of the Partnership Guarantee.

A draft, dated o, of the TXU Eastern Funding Debenture Guarantee.

A draft, dated o, of the Eligible Subsidiary Debenture Guarantee.

The Registration Statement.

                                   SCHEDULE X
                                   ----------

                 [Form of Certificate Pursuant to Section 7(i)]

                                                                        [Date]

  TXU EUROPE LIMITED (TXU EUROPE) AND [ELIGIBLE SUBSIDIARY] (THE "SUBSIDIARY"), JOINTLY AND SEVERALLY, REPRESENT, WARRANT AND AGREE WITH THE SEVERAL UNDERWRITERS NAMED IN SCHEDULE II TO THE UNDERWRITING AGREEMENT (AS DEFINED
                               HEREIN) AS FOLLOWS:

          (a) The execution and delivery of this certificate and agreement by the Subsidiary and the consummation by the Subsidiary of the transactions applicable to it, as contemplated in the Underwriting Agreement, dated ______ 2000, among TXU Europe, TXU Eastern Funding Company, TXU Europe Funding I, L.P. (the "Partnership"), TXU Europe Capital I (collectively, the "Offerors"), _______ (the "Control Party") and Merrill Lynch & Co., and ___________, (collectively, the "Representatives"), as representatives of the several underwriters named in Schedule II thereto (the "Underwriting Agreement") and in the Prospectus (as defined in the Underwriting Agreement) will not (i) result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, charter, by-laws or other organizational documents or any other agreement or instrument to which the Subsidiary is now a party and which default or breach is material to the Subsidiary and its subsidiaries, taken as a whole or (ii) conflict with or result in a breach or violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Subsidiary.

          (b) The Subsidiary has been [incorporated] and is validly existing and in good standing under the laws of the jurisdiction of its [incorporation], has the power and authority to own, lease and operate its properties, to conduct its business as currently conducted and to consummate the transactions applicable to it, as contemplated in the Underwriting Agreement and in the Prospectus and is qualified to transact business and is in good standing in each jurisdiction in which such qualification and good standing is required, whether by reason of the ownership or leasing of property or the conduct of business.

          (c) The Subsidiary is not, nor after giving effect to the issuance and sale of its ___% Junior Subordinated Debentures due ___________ (the "Subsidiary Debentures") issued pursuant to the Indenture, dated _____________, 2000, among The Bank of New York, as trustee, the Subsidiary and TXU Europe, as guarantor (the "Subsidiary Indenture") and the application of the proceeds from the sale of the Subsidiary Debentures, will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (d) The Subsidiary owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations (collectively "Authorizations") from all national, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except where the failure to own, possess or obtain such Authorizations or to have made such declarations and filings would not have a material adverse effect on TXU Europe and its subsidiaries, taken as a whole; to the knowledge of TXU Europe and the Subsidiary, each Authorization is in full force and effect, except where the failure of such Authorization to be in full force and effect would not be reasonably expected to have a material adverse effect on TXU Europe and its subsidiaries, taken as a whole; neither TXU Europe nor the Subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such Authorization, except as described in the Prospectus and except as would not, if the subject of an unfavorable decision, be reasonably expected to have a material adverse effect on TXU Europe and its subsidiaries, taken as a whole.

          (e) No exchange control authorization or any other authorization, approval, consent or license of any governmental authority or agency of or in the United Kingdom is required for the payment by the Subsidiary of any amounts in United States dollars pursuant to the terms of the Subsidiary Debentures.

          (f) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Subsidiary of its obligations in connection with the issuance or sale of the Subsidiary Debentures.

          (g) The Subsidiary and its obligations under the Subsidiary Debentures and the Subsidiary Indenture are subject to civil and commercial law and to suit and neither the Subsidiary nor its properties, assets or revenues has, in the United Kingdom or any political subdivision thereof or in the United States or any political subdivision thereof, any right of immunity from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such jurisdiction, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the issuance of the Subsidiary Debentures; and, to the extent that the Subsidiary or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any jurisdiction, the Subsidiary has effectively waived such right and consented to such relief and enforcement pursuant to Section 13 of the Underwriting Agreement. Nothing in this paragraph (g) shall be deemed to waive any defense (other than any such immunity) available to the Subsidiary.

          (h) The Subsidiary Indenture has been duly authorized by the Subsidiary and has been duly executed and delivered, by TXU Europe, as guarantor, and the Subsidiary and, when duly executed and delivered by the trustee thereof, will constitute a valid and binding agreement of TXU Europe, as guarantor, and the Subsidiary, enforceable against TXU Europe, as guarantor, and the Subsidiary in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

          (i) The Subsidiary Debentures have been duly authorized by the Subsidiary for issuance and sale to the Partnership and, have been duly executed by the Subsidiary and constitute valid and legally binding obligations of the Subsidiary, enforceable against the Subsidiary in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity, and the Debentures will be entitled to the benefits of the applicable Indenture.

          (j) The Subsidiary Debentures and the Subsidiary Indenture conforms in all material respects to the statements relating thereto contained in the Prospectus.

          (k) This certificate and agreement has been duly authorized, executed and delivered by each of the Subsidiary and TXU Europe, each of which has the necessary power and authority to execute and deliver and perform its obligations under this certificate and agreement.

          (l) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Subsidiary, threatened (i) to which the Subsidiary is a party or to which any property of the Subsidiary is the subject that is reasonably expected to have a material adverse effect on the Subsidiary and its subsidiaries, taken as a whole or (ii) which, if determined adversely to the Subsidiary could reasonably be expected to have a material adverse effect on the ability of the Subsidiary to consummate the transactions applicable to it as contemplated by the Underwriting Agreement and the Prospectus.

         The Subsidiary and TXU Europe acknowledge that the Underwriters and, for purposes of the opinions to be delivered to the Underwriters pursuant to
Section 7(c) of the Underwriting Agreement, each counsel to any of the Offerors (as defined in the Underwriting Agreement), the Control Party (as defined in the Underwriting Agreement) or the Subsidiary and counsel to the Underwriters, will rely upon the accuracy and truth of the foregoing representations. The Offerors, the Control Party and the Subsidiary hereby consent to such reliance.

                                             Very truly yours,



                                             TXU Europe Limited

                                             By __________________________
                                                      (OFFICER)



                                             [The Subsidiary]

                                             By __________________________
                                                      (OFFICER)




Accepted and delivered as of the date first written above



Merrill Lynch & Co.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

as representatives of the several Underwriters named in Schedule
II to the Underwriting Agreement

By: Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:______________________________
         Title